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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BROADWIND ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3240 South Central Avenue
Cicero, IL 60804
Telephone: 708-780-4800

Dear Fellow Stockholder:

        You are cordially invited to attend Broadwind's annual meeting of stockholders to be held on May 2, 2013, beginning at 8:00 a.m., Central Daylight Time, at Broadwind's corporate office, located at 3240 South Central Avenue, Cicero, Illinois.

        You are being asked to (i) elect six Directors to hold office for a term of one year or until their successors are duly elected and qualified, (ii) cast a non-binding advisory vote to approve Broadwind's executive compensation ("Say-on-Pay" vote), (iii) approve the adoption of a Section 382 rights plan designed to preserve Broadwind's substantial amount of net operating loss carry forwards and other tax benefits (the "Rights Plan"), and (iv) ratify the appointment of Grant Thornton LLP as Broadwind's independent registered public accounting firm for 2013.

        Your Board of Directors urges you to read the accompanying Proxy Statement and recommends that you vote FOR all of the proposed nominees for election to the Board, FOR the resolution approving, on a non-binding advisory basis, the compensation of Broadwind's named executive officers as described in the Proxy Statement, FOR the approval of the adoption of the Rights Plan, and FOR the ratification of the appointment of Grant Thornton LLP as Broadwind's independent registered public accounting firm for 2013.

        We are delivering our Proxy Statement and Annual Report this year under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We will mail to our stockholders on or about March     , 2013, a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials. The Notice and our Proxy Statement include instructions on how you can receive a paper copy of the proxy materials.

        We appreciate and encourage stockholder participation in Broadwind's affairs. Whether or not you plan to attend the annual meeting, it is important that your shares be represented. You may vote your shares by telephone or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained on the Notice or proxy card.

        Thank you for your cooperation.

Very truly yours,
Peter C. Duprey President and Chief Executive Officer

Cicero, Illinois
March     , 2013

BROADWIND ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2013

        Notice is hereby given to the holders of the shares of common stock of Broadwind Energy, Inc., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Annual Meeting") will be held at 8:00 a.m., Central Daylight Time, on Thursday, May 2, 2013, at the Company's corporate office, located at 3240 South Central Avenue, Cicero, Illinois, to consider and act upon the following matters:

  1.
  To elect the six (6) Director nominees named in the attached Proxy Statement to serve on our Board of Directors (the "Board") for a term of one (1) year or until their successors are duly elected and qualified.

  2.
  To cast a non-binding advisory vote to approve the Company's executive compensation ("Say-on-Pay" vote).

  3.
  To approve the adoption of a Section 382 rights plan designed to preserve the Company's substantial amount of net operating loss carry forwards and other tax benefits (the "Rights Plan").

  4.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2013.

  5.
  To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March 6, 2013 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof. This year we will be using the "Notice and Access" (Notice of Internet Availability) method of providing proxy materials to you via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about March     , 2013, we will mail to our common stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our Proxy Statement and our 2012 annual report and vote electronically via the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

        We ask that you review the Proxy Statement carefully and return your proxy promptly. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by telephone or over the Internet, as described in the enclosed materials and the Notice. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS
David P. Reiland Chairman of the Board of Directors

Cicero, Illinois
March     , 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2013

        The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available on our Internet website, www.bwen.com.

BROADWIND ENERGY, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2013

 INTRODUCTION

        Your proxy is solicited by the Board of Directors (the "Board" or "Board of Directors") of Broadwind Energy, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 8:00 a.m., Central Daylight Time, on Thursday, May 2, 2013, at our corporate office, located at 3240 South Central Avenue, Cicero, Illinois, for the purposes set forth in the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The mailing address of our principal executive offices is 3240 South Central Avenue, Cicero, Illinois 60804. We expect that this Proxy Statement, the related proxy and Notice of Annual Meeting of Stockholders will first be mailed to stockholders on or about March     , 2013.

        You may vote your shares by telephone or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained on the Notice of Internet Availability of Proxy Materials or proxy card. Telephone and Internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, on May 1, 2013. If your shares are held in "street name," you must instruct the record holder of your shares in order to vote.

INTERNET AVAILABILITY OF PROXY MATERIALS

        Pursuant to the rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), we are furnishing proxy materials to its stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites stockholders' receipt of the proxy materials, lowers the costs of the Annual Meeting and helps conserve natural resources. On or about March     , 2013, we will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access and review the proxy materials, including our Proxy Statement and Annual Report, on the Internet and how to access a proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of the proxy materials. If you received a Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice. We may at our discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including our Proxy Statement and Annual Report, to one or more stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to attend and vote at the Annual Meeting?

        Stockholders of record at the close of business on March 6, 2013 are entitled to attend and vote at the Annual Meeting. Each share of common stock is entitled to one vote. The Notice you received (or proxy card if you received these materials by mail) indicates the number of shares of our common stock that you own and are entitled to vote.

What constitutes a quorum at the Annual Meeting?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date of March 6, 2013, will constitute a quorum for purposes of the Annual Meeting. As of the record date, 14,349,871 shares of common stock were issued and outstanding. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. The common stock is the only outstanding class of our capital stock entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any of our capital stock are entitled to cumulative voting rights. Proxies received but marked "withhold" or "abstain" and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting. A "broker non-vote" occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Please note that your bank or broker cannot vote on your behalf on "non-routine" proposals without your instructions. "Routine" proposals include the ratification of the appointment of our independent registered public accounting firm. The election of Directors, the non-binding advisory approval of the compensation of our named executive officers, and the approval of the adoption of the Rights Plan (as defined below) are each "non-routine" proposals.

How do I vote by proxy?

        Stockholders can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

  •
  By Telephone—Stockholders located in the United States can vote by telephone by calling +1-800-690-6903 and following the instructions on the Notice or proxy card;

  •
  By Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice or proxy card; or

  •
  By Mail—If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card. No postage is required if your proxy card is mailed in the United States.

        If you vote via telephone or on the Internet by the applicable deadline, or properly fill in your proxy card if you received one by mail, and we receive it in time to vote at the Annual Meeting, your "proxy" (one of the individuals named on your proxy card) will vote your shares on your behalf as you have directed on your proxy card. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of common stock as recommended by the Board, as follows:

  1.
  FOR the election of all six nominees for Director;

  2.
  FOR the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers as described in this Proxy Statement;

  3.
  FOR the approval of the adoption of a Section 382 rights plan designed to preserve our substantial amount of net operating loss carry forwards and other tax benefits (the "Rights Plan"); and

  4.
  FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2013.

        If any other matter is presented, your proxy will vote your shares in accordance with your proxy's best judgment. At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote by telephone or on the Internet?

        Yes. Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the Notice or proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears in the marked area on the Notice or proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, your vote must be received by 11:59 p.m., Eastern Daylight Time, on May 1, 2013.

        If you own your shares in your own name, you can vote by telephone or on the Internet in accordance with the instructions provided on the Notice or proxy card. If your shares are held by a bank, broker or other nominee, you can also vote by telephone or on the Internet. The instructions to vote by telephone or on the Internet will be provided on the voting form supplied by your bank or broker. You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker?

        If your shares are held by your broker in "street name," you should instruct your broker concerning how to vote your shares in the manner provided by your broker.

How do I vote the shares I hold through Broadwind's 401(k) plan?

        If you are a participant in our 401(k) plan, you may vote the number of shares credited to your account as of March 6, 2013 by instructing the plan's trustee how to vote your shares pursuant to the instruction form being mailed to plan participants with the Notice or this Proxy Statement. Voting instructions must be received by the plan trustee by 12:00 p.m. Central Daylight Time on May     , 2013. If you do not provide clear voting instructions, or, if you are returning voting instructions by mail and submit an unsigned voting form, the trustee will not vote the shares in your account.

May I revoke my proxy and change my vote?

        Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting in one of four ways:

  1.
  Send a written notice to our Corporate Secretary that is received prior to the Annual Meeting stating that you revoke your proxy;

  2.
  If you sent a proxy card by mail, complete a new proxy card bearing a later date and properly submit it so that it is received prior to the Annual Meeting;

  3.
  Log onto the Internet website specified on the Notice or proxy card in the same manner you would to submit your proxy electronically or by calling the toll-free number specified on the Notice or proxy card prior to the Annual Meeting, in each case if you are eligible to do so and following the instructions on the Notice or proxy card; or

  4.
  Appear in person at the Annual Meeting, declare your prior proxy to be revoked and then vote in person at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy). If a stockholder holds shares in "street name" by his or her broker and has directed such person to vote his or her shares, the stockholder should instruct such person to change his or her vote.

How do I vote in person?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact such entity with respect to the procedure for you to vote in person.

What vote is required to approve each proposal?

  1.
  For the election of Directors. A vote of a plurality of the votes cast by the holders of the shares of our common stock present in person or by proxy at the Annual Meeting is required to elect each of the Director nominees. This means that the six nominees who receive the highest number of votes will be elected. Abstentions and broker "non-votes" in connection with the election of Directors will have no effect on such election since Directors are elected by a plurality of the votes cast at the Annual Meeting.

  2.
  For the non-binding advisory vote to approve executive compensation ("Say-on-Pay" vote). An affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting will constitute stockholder non-binding approval with respect to the compensation paid to our named executive officers. Abstentions will have the same effect as a vote against this proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

  3.
  For the proposal to approve the adoption of the Rights Plan. An affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting is required to approve the adoption of the Rights Plan. Abstentions will have the same effect as a vote against this proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

  4.
  For the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2013. An affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2013. Abstentions will have the same effect as a vote against any such proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

  5.
  Other Matters. Generally, the affirmative vote of a majority of the total votes cast is required for any other matters which may properly come before the Annual Meeting. At present, we know of no other matters to be presented for stockholder action at the Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment. Abstentions will have the same effect as a vote against any such matters. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

Is the vote on the Say-on-Pay proposal binding on the Board?

        Because your vote is advisory, it will not be binding upon the Board. However, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Who pays for the proxy solicitation related to the Annual Meeting?

        We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the Notice, proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our common stock. Our Directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

How can I obtain additional information about Broadwind?

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2012 (the "2012 Form 10-K"), without exhibits, is available as specified in the Notice or accompanies this Proxy Statement if you received it by mail. No portion of such report is incorporated herein and no part thereof is to be considered proxy soliciting material. We will furnish to any stockholder, upon written request, any exhibit described in the list accompanying our 2012 Form 10-K, upon the payment, in advance, of reasonable fees related to us furnishing such exhibit(s). Any such requests should include a representation that the stockholder was the beneficial owner of shares of our common stock on March 6, 2013, the record date for the Annual Meeting, and should be directed to our Corporate Secretary at Broadwind Energy, Inc., 3240 South Central Avenue, Cicero, IL 60804. You may also access the exhibits described in our 2012 Form 10-K through our website at www.bwen.com or though the SEC's website at www.sec.gov.

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC's website address is http://www.sec.gov. In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC's customary fees. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth as of March 6, 2013 certain information regarding beneficial ownership of our common stock by:

  •
  Each person known to us to beneficially own 5% or more of our common stock;

  •
  Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the "named executive officers;"

  •
  All other executive officers (as that term is defined in the Securities Act of 1933, as amended (the "Securities Act"));

  •
  Each of our Directors (including nominees); and

  •
  All of our executive officers and Directors as a group.

        We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of our common stock set forth opposite the stockholder's name. We have based this table upon information supplied by our named executive officers, executive officers, Directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

        On August 22, 2012, we filed an Amendment to our Certificate of Incorporation to effect a reverse split of our common stock with a ratio of one post-split share for every ten shares issued and outstanding. As a result of the reverse stock split, the number of authorized shares of our common stock decreased to 30 million shares, without any change in the par value of such shares. All references herein to number of shares and price per share have been adjusted as necessary to reflect the reverse stock split on a retroactive basis.

	Number and Percentage of Shares Beneficially Owned(2)
Name and Address of Beneficial Owner or Identity of Group(1)	Shares	Percentage
5% Beneficial Owners
Jeffrey L. Gendell(3)(4)	1,508,296	10.5%
Tontine Capital Management, L.L.C.	58,315	*
Tontine Capital Overseas GP, L.L.C.	1,696	*
Tontine Management, L.L.C.	96,795	*
Tontine Overseas Associates, L.L.C.	151,748	1.1%
Tontine Capital Overseas Master Fund II, L.P.	1,108,265	7.7%
Tontine Power Partners, L.P.	5,731	*
Tontine Associates, L.L.C.	85,746	*
Austin W. Marxe/David M. Greenhouse(5)	2,921,544	20.4%
Special Situations Fund III QP, L.P.	1,537,340	10.7%
Special Situations Cayman Fund, L.P.	512,415	3.6%
Special Situations Technology Fund, L.P.	122,012	*
Special Situations Technology Fund II, L.P.	749,777	5.2%
Executive Officers and Directors
Charles H. Beynon(6)	23,169	*
Jesse E. Collins, Jr.(7)	52,151	*
Peter C. Duprey(8)	111,474	*
William T. Fejes, Jr.(9)	12,851	*
Terence P. Fox(10)	258,089	1.8%
Stephanie K. Kushner(11)	97,595	*
David P. Reiland(12)	15,968	*
J.D. Rubin(13)(14)	33,053	*
Thomas A. Wagner(15)	11,864	*
All current executive officers and Directors as a group (8 persons)	583,161	4.1%

*
Less than 1%

(1)
The address for each of our executive officers and Directors is 3240 South Central Avenue, Cicero, Illinois 60804.

(2)
Based on 14,349,871 common shares issued and outstanding as of March 6, 2013. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 6, 2013, or within sixty days of such date, are treated as outstanding only when determining the percentage owned by such individual and when determining the percentage owned by a group.

(3)
Includes shares held by Mr. Jeffrey L. Gendell, Tontine Capital Management, L.L.C., a Delaware limited liability company ("TCM"), Tontine Capital Overseas GP, L.L.C., a Delaware limited liability company ("TCO"), Tontine Management, L.L.C., a Delaware limited liability company ("TM"), Tontine Overseas Associates, L.L.C., a Delaware limited liability company ("TOA"), Tontine Capital Overseas Master Fund II, L.P., a Cayman Islands limited partnership ("TCP 2"), Tontine Asset Associates, L.L.C., a Delaware limited liability company ("TAA"), Tontine Power

  Partners, L.P., a Delaware limited partnership ("TPP"), and Tontine Associates, L.L.C., a Delaware limited liability company ("TA," and collectively with TCM, TCO, TM, TOA, TCP 2, TAA and TPP and their affiliates, "Tontine"). Mr. Gendell, located at 1 Sound Shore Drive, Greenwich, CT 06830, is the managing member of (i) TCM, (ii) TCO, (iii) TM, the general partner of TPP, (iv) TOA, (v) TAA, the general partner of TCP 2, and (vi) TA. Therefore, Mr. Gendell is deemed to beneficially own the shares owned by TCM, TCO, TM, TOA, TCP 2, TAA, TPP and TA, with aggregate beneficial ownership of 1,508,296 shares. Tontine has voting control over additional shares of our common stock for certain matters, pursuant to the following proxy agreements:

  The Founding Stockholders' Proxy Agreements:    In connection with a Securities Purchase Agreement among Tontine Capital Partners, L.P., a Delaware limited partnership ("TCP") and Tontine Capital Overseas Master Fund, L.P., a Cayman Islands limited partnership ("TMF"), as buyers, and Raymond L. Brickner III, Christopher C. Allie, Daniel P. Wergin and Terence P. Fox, as sellers (together, the "Founding Stockholders"), which was entered into in March 2007, each of the Founding Stockholders entered into an irrevocable proxy agreement with TCP and TM (the "Founding Stockholders' Proxy Agreements"), whereby each Founding Stockholder appointed each of TCP or TMF and any other person appointed by those entities as a proxy with respect to any and all shares of our common stock then beneficially owned or subsequently acquired by such persons, including shares over which such persons have voting control as trustee or in any other capacity, with respect to the following matters: (i) ensuring that any future acquisitions by Tontine entities of up to 35% of our fully-diluted outstanding common stock will not be subject to anti-takeover provisions included in any of our organizational documents or the laws and regulations of any governmental authority; and (ii) electing Directors for the purpose of enforcing the rights of TCP and TMF to appoint designees to our Board, which right was granted to TCP and TMF in a Securities Purchase Agreement dated March 1, 2007, among TCP, TMF and us (the "March 2007 Agreement") and a Securities Purchase Agreement dated August 22, 2007 among TCP, TMF and us (the "August 2007 Agreement"). Pursuant to the Founding Stockholders' Proxy Agreements, each of the Founding Stockholders also agreed in his capacity as a Director on our Board to vote for the Board designees of TCP and TMF and to enforce the rights of those entities in connection with any future acquisitions by them of our common stock. The Founding Stockholders' Proxy Agreements terminate automatically at such time as Tontine no longer has the right to acquire our common stock or appoint Directors to our Board.

  The Brad Foote Proxy Agreement:    In connection with our acquisition of Brad Foote Gear Works, Inc. ("Brad Foote"), a gearing systems manufacturer, the former Brad Foote stockholders and Tontine entered into a proxy agreement (the "Brad Foote Proxy Agreement"), whereby the former Brad Foote stockholders agreed that, so long as Tontine and its affiliates have the right to appoint at least one Director to our Board under either the March 2007 Agreement or the August 2007 Agreement, the Brad Foote stockholders will vote their shares of our common stock in favor of the election of those individuals appointed by Tontine.

  In connection with the March 2007 Agreement and the August 2007 Agreement, we agreed (i) that for so long as Tontine holds at least 10% of our then issued and outstanding common stock, Tontine shall have the right to have a representative attend meetings of our Board as an observer and shall have the right to appoint two members to our Board, and (ii) that for so long as Tontine holds at least 20% of our then issued and outstanding common stock, Tontine shall have the right to appoint three (3) members to our Board. In addition, we agreed that as long as Tontine has a designation right as described above, our Board shall be comprised of no more than nine Directors. On October 24, 2007, our Board elected Charles Beynon and James Lindstrom, each of whom was nominated by Tontine, as Directors. William T. Fejes, Jr., who was also nominated by Tontine, was elected to our Board on March 19, 2009. Effective May 17, 2010, Mr. Lindstrom resigned as Chairman of the Board and as a Director on our Board. In connection with

  Mr. Lindstrom's resignation, Tontine provided notice to us that it no longer considered Messrs. Beynon and Fejes as its designees on our Board. Since Mr. Lindstrom's resignation Tontine has not exercised any of its rights to appoint its designees to our Board or to attend any meetings of the Board.

(4)
Tontine entered into a Right of First Offer and Right of First Refusal Letter with us, Integritas Inc. and the Founding Stockholders and certain trusts controlled by the Founding Stockholders pursuant to which Tontine has the right to purchase shares of our common stock in certain instances from Integritas, Inc. and the Founding Stockholders.

(5)
Includes shares held by Messrs. Austin L. Marxe and David M. Greenhouse, Special Situations Cayman Fund, L.P. ("Cayman"), Special Situations Fund III QP, L.P. ("SSFQP"), Special Situations Technology Fund, L.P. ("TECH"), and Special Situations Technology Fund II, L.P. ("TECH 2"). Messrs. Marxe and Greenhouse, located at 527 Madison Avenue, Suite 2600, New York, NY 10022, are the controlling principals of AWM Investment Company, Inc. ("AWM"), the general partner of and investment adviser to Cayman. AWM also serves as the general partner of MGP Advisers Limited Partnership ("MGP"), the general partner of SSFQP. Messrs. Marxe and Greenhouse are also members of SST Advisers L.LC. ("SST"), the general partner of TECH and TECH 2. Messrs. Marxe and Greenhouse are deemed to beneficially own the shares owned by Cayman, SSFQP, TECH and TECH 2 with aggregate beneficial ownership of 2,921,544 shares.

(6)
Includes 3,500 vested but unexercised options to purchase our common stock and 10,294 restricted stock units ("RSUs") scheduled to vest on May 4, 2013.

(7)
Includes 11,677 vested but unexercised options to purchase our common stock, 2,343 options to purchase our common stock scheduled to vest on March 7, 2013, 770 options to purchase our common stock scheduled to vest on March 9, 2013, 598 options to purchase our common stock scheduled to vest on April 29, 2013, 5,400 options to purchase our common stock scheduled to vest on May 4, 2013, 1,848 RSUs scheduled to vest on March 7, 2013, 410 RSUs scheduled to vest on March 9, 2013, 287 RSUs scheduled to vest on April 29, 2013, and 5,400 RSUs scheduled to vest on May 4, 2013.

(8)
Includes 11,000 vested but unexercised options to purchase our common stock, 14,520 options to purchase our common stock scheduled to vest on May 4, 2013, and 14,520 RSUs scheduled to vest on May 4, 2013.

(9)
Includes 10,294 RSUs scheduled to vest on May 4, 2013.

(10)
Includes 10,294 RSUs scheduled to vest on May 4, 2013. Mr. Fox has pledged 35,000 shares of our common stock as collateral for a line of credit maintained with a financial institution. With respect to certain matters, as described above in Footnote 3 to this Beneficial Ownership Table, Mr. Fox has appointed TCP and TMF as a proxy with respect to any and all shares of our common stock beneficially owned by him, including shares over which he has voting control as trustee or in any other capacity. Includes 200,000 shares owned by Terence P. Fox and Paula L. Fox Irrevocable Trust 2005.

(11)
Includes 8,262 vested but unexercised options to purchase our common stock, 3,727 options to purchase our common stock scheduled to vest on March 7, 2013, 1,330 options to purchase our common stock scheduled to vest on March 9, 2013, 8,532 options to purchase our common stock scheduled to vest on May 4, 2013, 2,940 RSUs scheduled to vest on March 7, 2013, 709 RSUs scheduled to vest on March 9, 2013, and 8,532 RSUs scheduled to vest on May 4, 2013.

(12)
Includes 2,500 vested but unexercised options to purchase our common stock and 10,294 RSUs scheduled to vest on May 4, 2013.

(13)
Includes 10,364 vested but unexercised options to purchase our common stock.

(14)
Mr. Rubin was our Vice President, General Counsel and Secretary until he separated from the Company effective January 18, 2013. In connection with Mr. Rubin's separation of employment, we agreed to accelerate the vesting of 21,651 RSUs previously granted to Mr. Rubin pursuant to certain RSU award agreements.

(15)
Includes 10,294 RSUs scheduled to vest on May 4, 2013.

DIRECTORS AND DIRECTOR COMPENSATION

        The names and ages of all of our Directors and the positions held by each with the Company are as follows:

Name	Age	Position
David P. Reiland(1)(3)	59	Chairman of the Board
Charles H. Beynon(1)(2)	64	Director
Peter C. Duprey	55	Director; President and Chief Executive Officer
William T. Fejes, Jr.(1)(3)	57	Director
Terence P. Fox(2)(3)	57	Director
Thomas A. Wagner(2)	61	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Governance/Nominating Committee.

        David P. Reiland has served as a member of the Company's Board of Directors since April 16, 2008, and has been Chairman of the Board of Directors since May 17, 2010. Mr. Reiland is a member of the Audit Committee and is designated as a financial expert. Mr. Reiland is also a member of the Governance/Nominating Committee. Mr. Reiland was employed by Magnetek, Inc., a public company that develops, manufactures and markets power and motion control systems, from August 1986 until January 2009, where he held numerous high-level positions, including Executive Vice President, Chief Financial Officer, Controller and Vice President of Finance, and served as Chief Executive Officer and President of Magnetek from October 2006 until October 2008. Mr. Reiland continues to serve on the Board of Directors of Magnetek. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Reiland should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his extensive leadership experience and financial expertise. In addition, Mr. Reiland is a Certified Public Accountant who holds an undergraduate degree in financial management from California State University, Long Beach, and a Master of Business Administration degree from the University of Southern California.

        Charles H. Beynon has served as a member of the Company's Board of Directors since October 24, 2007. Mr. Beynon is Chairman of the Audit Committee and is designated as a financial expert. Mr. Beynon is also a member of the Compensation Committee. Mr. Beynon retired as a partner from Arthur Andersen & Co. in 2002 after a 29-year career with the firm, including 19 years as a partner. He served as a division head in the firm's Houston office where he was principally responsible for the firm's services to middle market non-energy related clients. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Beynon should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his extensive experience in corporate finance, financial reporting and tax. In addition, Mr. Beynon is a Certified Public Accountant.

        Peter C. Duprey has served as our President and Chief Executive Officer and also as a Director since December 1, 2010. Prior to joining the Company, Mr. Duprey served as President and Chief Executive Officer at Acciona Energy North America Corporation from April 2006 through September

2010, and led Acciona Energy's growth in wind development and operations, turbine manufacturing, and solar development in North America. In 2005 and 2006, Mr. Duprey was a partner at Zouk Ventures Ltd., a venture capital fund based in London, England. From 2001 through 2005, Mr. Duprey worked for GE Energy, a division of General Electric Company, where he was the General Manager of Marketing for GE Wind and led GE Energy's business development efforts in renewable energy, including the acquisition of Enron Wind. Mr. Duprey's early career included business development, quality and financial management positions at GE Capital, Eastman Kodak and PricewaterhouseCoopers. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Duprey should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his knowledge of the operations of the Company in his role as Chief Executive Officer, and also his more than 30 years of leadership and business experience which includes approximately 10 years of experience working in renewable energy markets. Mr. Duprey holds a Bachelor of Science degree in accounting from Clarkson University, and a Master of Business Administration degree from the University of Rochester.

        William T. Fejes, Jr. has served as a member of the Company's Board of Directors since March 19, 2009. Mr. Fejes is Chairman of the Governance/Nominating Committee and is also a member of the Audit Committee. Mr. Fejes is currently the President and Chief Executive Officer of SL Industries, a public company that designs, manufactures and markets power electronics, power motion, power protection, teleprotection and communications equipment and systems that are used in a variety of medical, aerospace, computer, datacom, industrial, telecommunications, transportation and electric power utility applications. From 2007 to 2010, Mr. Fejes was the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length. Prior to joining Seakeeper, Mr. Fejes served for three years as the President and Chief Executive Officer and as a director of TB Wood's Incorporated, a public company that designs, manufactures and markets industrial power transmission components. Mr. Fejes also held various executive management roles during an eighteen-year period at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products. Mr. Fejes received both his Bachelor of Science degree and Master of Science degree in electrical engineering from the Massachusetts Institute of Technology. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Fejes should serve as a Director of the Company as of the date of this Proxy Statement in part due to his experience serving as a Chief Executive Officer and a director for successful public, industrial companies, and his history of delivering strong growth and sustained profitability.

        Terence P. Fox has served as a member of the Company's Board of Directors since February 2006. Mr. Fox is Chairman of the Compensation Committee and is also a member of the Governance/Nominating Committee. Mr. Fox, along with three other individuals, founded Tower Tech Systems Inc., the company around which the Company was built through a series of acquisitions completed in 2007 and 2008. He has been a partner in the law firm of Kummer, Lambert & Fox, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1987, where one of his primary areas of practice is business and commercial law. Mr. Fox graduated from the University of Wisconsin—Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the boards of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin area. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Fox should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his leadership and business experience, his legal expertise, and his extensive knowledge of the Company's history and its growth and development over time.

        Thomas A Wagner has served as a member of the Company's Board of Directors since March 25, 2011. Mr. Wagner is also a member of the Compensation Committee. Since July 2012, Mr. Wagner has been the Chief Product Officer at FloDesign Wind Turbine, a wind turbine design and supply company.

From January 2011 to May 2012, Mr. Wagner was the Engineering Head at Nordic Windpower USA, a wind turbine manufacturer to the community and distributed utility wind power segments. From January 2006 through December 2010, Mr. Wagner served as Chief Technology Officer of Gas Turbine Efficiency plc, an early stage company focused on turbine efficiency, where he led the design and validation of technology to enhance the operation of aviation, industrial and power generation turbines around the world. Mr. Wagner has worked in the diversified energy industry for more than 30 years, including positions as Vice President Technology and Production for Hess Microgen, an affiliate of Amerada Hess Corporation, and various engineering leadership positions at General Electric Company from 1990 through 2005, where he led teams developing, delivering and servicing gas, steam and wind turbines and generators. From 2002 through 2005 Mr. Wagner served as General Manager Technology Leadership for Wind Energy for GE Wind, where, among other things, he participated in the development of the reliability programs and product improvement plans for General Electric's 1.5 MW wind turbine. Mr. Wagner holds a Bachelor of Science degree in engineering from Cornell University and a Master of Science degree from Rensselaer Polytechnic Institute in mechanics. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Wagner should serve as a Director of the Company as of the date of this Proxy Statement on the basis of the demonstrated technology leadership over the course of his career, as well as his strong technical background and understanding of the products and services that the Company provides and the industries in which it operates.

2012 Director Compensation

        On March 8, 2011, the Board approved the Amended and Restated Board Compensation Program, which was declared effective as of January 1, 2011 (the "Board Compensation Program").

        For 2012, under the Board Compensation Program:

  •
  each eligible Director (defined as a non-employee member of the Board who was not otherwise compensated by the Company) received an annual equity grant of restricted stock units ("RSUs") with a grant value of $35,000 and was paid a cash fee of $8,750 per calendar quarter for Board membership, $1,500 for each Board or stockholder meeting that he personally attended and $750 for each Board or stockholder meeting that he telephonically attended;

  •
  the outside Chairman of the Board was paid an additional cash fee of $6,250 per calendar quarter for service on the Board;

  •
  the Audit Committee chairman was paid an additional cash fee of $3,750 per calendar quarter and other committee chairmen were paid an additional cash fee of $2,500 per calendar quarter; and

  •
  each committee chairman and member was paid $1,000 for each committee meeting that he personally attended and $500 for each committee meeting that he telephonically attended.

        Pursuant to the Board Compensation Program, on May 4, 2012, each of Messrs. Beynon, Fejes, Fox, Reiland and Wagner was granted an RSU award representing the right to acquire 10,294 shares of our common stock. The RSU awards vest one year after the date of grant. All non-employee Directors are subject to our stock ownership guidelines that were adopted in March 2011. See the narrative description entitled "Stock Ownership Guidelines" included in the Compensation Discussion and Analysis for a more detailed description of our stock ownership guidelines.

        Each non-employee Director is eligible to participate in the Broadwind Energy, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"), which was adopted by the Board on October 24, 2007. The Deferred Compensation Plan is an unfunded deferred compensation arrangement subject to the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The value of each participant's account is deemed invested in shares of our common stock and is generally payable upon the Director's departure from the Board of Directors. During 2012, none of our Directors elected to participate in the Deferred Compensation Plan.

  2012 Director Compensation Table

        The following table sets forth 2012 compensation information for our non-employee Directors. Peter C. Duprey, our President and Chief Executive Officer, receives no additional compensation for his services as a Director of the Company. The compensation received by Mr. Duprey as an employee of the Company is shown in the 2012 Summary Compensation Table set forth in this Proxy Statement.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Charles H. Beynon Director	$67,750	$35,000	$102,750
William T. Fejes, Jr. Director	$61,750	$35,000	$96,750
Terence P. Fox Director	$63,500	$35,000	$98,500
David P. Reiland(2) Chairman of the Board of Directors	$77,500	$35,000	$112,500
Thomas A. Wagner Director	$51,500	$35,000	$86,500

(1)
Stock awards represents the aggregate grant date fair value of RSUs awarded during 2012, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation ("ASC Topic 718") under the Broadwind Energy, Inc. 2012 Equity Incentive Plan (the "2012 Plan") and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of these awards are discussed in Note 16 to our consolidated financial statements included in our 2012 Form 10-K. As of December 31, 2012, each of Messrs. Beynon, Fejes, Fox, Reiland and Wagner had outstanding 10,294 RSUs scheduled to vest on May 4, 2013. In addition, as of December 31, 2012, Mr. Beynon had 3,500 vested but unexercised stock options and Mr. Reiland had 2,500 vested but unexercised stock options.

CORPORATE GOVERNANCE

Independence

        The Board has determined that currently and at all times during the year ended December 31, 2012, a majority of its members are and have been "independent" as defined by the listing standards of the NASDAQ Stock Market ("NASDAQ"). The Board considers in its evaluation of independence any existing related party transactions, which are discussed later in this Proxy Statement in the section entitled "Certain Transactions and Business Relationships." The Board's determination is based on its belief that none of the independent Directors have any relationships that, in the Board's opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The current independent Directors are Charles H. Beynon, William T. Fejes, Jr., Terence P. Fox, David P. Reiland and Thomas A. Wagner.

Code of Ethics and Business Conduct

        We have a written Code of Ethics and Business Conduct ("Code of Ethics") that applies to all of our employees, Directors, and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.bwen.com, and is available in print, free of charge to any stockholder who sends a request for a paper copy to Broadwind Energy, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804. We intend to include on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Board Leadership Structure

        The Board is led by its Chairman, Mr. Reiland, who is considered to be an independent Director. The Board believes that separating the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for us at this time. Having an independent Chairman of the Board is a means to ensure that the Chief Executive Officer is accountable for managing us in the best interests of stockholders while, at the same time, acknowledging that managing the Board is a separate and time intensive responsibility. The Board also believes that an independent Chairman of the Board can serve to curb conflicts of interests, promote oversight of risk and manage the relationship between the Board and the Chief Executive Officer.

Risk Oversight

        The Board and its Audit Committee play an active role in the oversight of risk and our risk management practices. The Audit Committee primarily is responsible for review of financial and compliance risks, with the full Board responsible for other risks. We conduct comprehensive Enterprise Risk Assessments on a periodic basis, and review the results with the Board at a regularly scheduled meeting. We update the Board regularly on actions taken as a result of the Enterprise Risk Assessments. Because of our size and available resources, we do not have a dedicated risk management function; rather, certain employees within the Company are charged with responsibility for specific risk areas, including operational risks, liquidity risks, legal risks and compliance risks. These individuals make periodic reports to the Board and the Audit Committee on their areas of risk oversight.

Compensation Policies and Risk Management

        The Board engages in a process, in consultation with our independent compensation consultant, to evaluate whether our executive and broad-based compensation programs contribute to unnecessary risk-taking, and we have concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company. In reaching this determination, we have taken into account the following design elements of our compensation programs and policies and practices: independent compensation committee oversight; pay levels and mix; performance metrics and goal-setting process; incentive payout curves; payout timing and adjustments; form of equity incentives; stock ownership requirements and trading policies; and the structure of severance benefits.

Proxy Agreements and Tontine Voting Rights

        As disclosed above under the heading "Security Ownership of Certain Beneficial Holders and Management," 10.6% of our common stock is owned by certain affiliated entities: Tontine Capital

Management, L.L.C. ("TCM"); Tontine Capital Overseas GP, L.L.C. ("TCO"); Tontine Management, L.L.C. ("TM"); Tontine Overseas Associates, L.L.C. ("TOA"); Tontine Capital Overseas Master Fund II, L.P. ("TCP 2"); Tontine Asset Associates, L.L.C. ("TAA"); Tontine Power Partners, L.P. ("TPP"); and Tontine Associates, L.L.C. ("TA," and collectively with TCM, TCO, TM, TOA, TCP 2, TAA and TPP and their affiliates, "Tontine"). In addition to the shares owned by Tontine, Tontine has voting control over additional shares of our common stock for certain matters, pursuant to the following proxy agreements:

        The Founding Stockholders' Proxy Agreements:     In connection with a Securities Purchase Agreement among Tontine Capital Partners, L.P., a Delaware limited partnership ("TCP") and Tontine Capital Overseas Master Fund, L.P., a Cayman Islands limited partnership ("TMF"), as buyers, and Raymond L. Brickner III, Christopher C. Allie, Daniel P. Wergin and Terence P. Fox, as sellers (together, the "Founding Stockholders"), which was entered into in March 2007, each of the Founding Stockholders entered into an irrevocable proxy agreement with TCP and TMF (the "Founding Stockholders' Proxy Agreements"), whereby each Founding Stockholder appointed each of TCP or TMF and any other person appointed by those entities as a proxy with respect to any and all shares of our common stock then beneficially owned or subsequently acquired by such persons, including shares over which such persons have voting control as trustee or in any other capacity, with respect to the following matters: (i) ensuring that any future acquisitions by Tontine entities of up to 35% of our fully-diluted outstanding common stock will not be subject to anti-takeover provisions included in any of our organizational documents or the laws and regulations of any governmental authority; and (ii) electing directors for the purpose of enforcing the rights of TCP and TMF to appoint designees to our Board, which rights were granted to TCP and TMF in a Securities Purchase Agreement dated March 1, 2007, among TCP, TMF and us (the "March 2007 Agreement") and a Securities Purchase Agreement dated August 22, 2007 among TCP, TMF and us (the "August 2007 Agreement"). Pursuant to the Founding Stockholders' Proxy Agreements, each of the Founding Stockholders also agreed in his capacity as a Director on our Board to vote for the Board designees of TCP and TMF and to enforce the rights of those entities in connection with any future acquisitions by them of our common stock. The Founding Stockholders' Proxy Agreements terminate automatically at such time as Tontine no longer has the right to acquire our common stock or appoint Directors to our Board.

        The Brad Foote Proxy Agreement:     In connection with our acquisition of Brad Foote Gear Works, Inc. ("Brad Foote"), a gearing systems manufacturer, the former Brad Foote stockholders and Tontine entered into a proxy agreement, whereby Tontine agreed that, so long as the former Brad Foote stockholders collectively own at least 15% of our common stock, Tontine would vote its shares of our common stock in any election of Directors to our Board of Directors for J. Cameron Drecoll, one of the former stockholders of Brad Foote who served as our Chief Executive Officer and a Director of the Company from October 2007 until his resignation, effective on December 1, 2010. The former Brad Foote stockholders similarly agreed that, so long as Tontine and its affiliates have the right to appoint at least one Director to our Board under either the March 2007 Agreement or the August 2007 Agreement, the former Brad Foote stockholders will vote their shares of our common stock in favor of the election of those individuals appointed by Tontine.

        In connection with the March 2007 Agreement and the August 2007 Agreement, we agreed (i) that for so long as Tontine holds at least 10% of our then issued and outstanding common stock, Tontine shall have the right to have a representative attend meetings of our Board as an observer and shall have the right to appoint two members to our Board, and (ii) that for so long as Tontine holds at least 20% of our then issued and outstanding common stock, Tontine shall have the right to appoint three members to our Board of Directors. In addition, we agreed that as long as Tontine has a designation right as described above, our Board shall be comprised of no more than nine Directors.

        On October 24, 2007, our Board elected Charles Beynon and James Lindstrom, each of whom was nominated by Tontine, as Directors. William T. Fejes, Jr., who was also nominated by Tontine, was elected to our Board on March 19, 2009. Effective May 17, 2010, Mr. Lindstrom resigned as Chairman of the Board and as a Director of the Company. In connection with Mr. Lindstrom's resignation, Tontine provided notice to us that it no longer considered Messrs. Beynon and Fejes as its designees on our Board. Since Mr. Lindstrom's resignation Tontine has not exercised any of its rights to appoint designees to our Board or to attend any meetings of the Board.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with the Board. All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for our Board or for non-management Directors, and our Corporate Secretary will forward the communications to all specified Directors. If no Director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Broadwind Energy, Inc. Attn: Corporate Secretary 3240 South Central Avenue Cicero, Illinois 60804

Director Attendance at Annual Meetings

        Directors' attendance at Annual Meetings of Stockholders can provide stockholders with an opportunity to communicate with Directors about issues affecting the Company. Our Principles of Corporate Governance encourage our Directors to attend the Annual Meeting of Stockholders. All of our Directors attended our 2012 Annual Meeting of Stockholders.

Committee and Board of Directors Meetings

        During 2012, the Board met nine (9) times, including in-person and telephonic meetings. The Directors often communicate informally to discuss our affairs and, when appropriate, take formal action by written consent of a majority of all Directors, in accordance with our Certificate of Incorporation and Bylaws and Delaware law.

        The Board has three (3) standing committees: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.

        From August 2008 through January 20, 2012, the Board also had in place an Executive Committee, which was disbanded when it was determined by the Board that the Executive Committee was no longer necessary. The Board came to this conclusion based on its determination that the administrative responsibilities of the Executive Committee were being substantially performed by the full Board and that an Executive Committee was not necessary based on historical practices, the respective means of communication between the Board and between the Board and our management as well as our established delineation of authority. Mr. Reiland served as the Chairman of the Executive Committee and Mr. Duprey served as a member of the Executive Committee in 2011 until its disbandment in January 2012. The Executive Committee did not meet in 2012.

        In 2012, each Director attended 100% of the meetings of the Board and of committees of which he was a member.

   Current Committee Membership

        The following table sets forth the current membership of each of the Board's committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
Charles H. Beynon (Chairman)	Terence P. Fox (Chairman)	William T. Fejes, Jr. (Chairman)
William T. Fejes, Jr.	Charles H. Beynon	Terence P. Fox
David P. Reiland	Thomas A. Wagner	David P. Reiland

        Each of the Directors served in the capacity shown in the committee designations listed above from January 1, 2012 through the date of this Proxy Statement.

Audit Committee

        The Board maintains an Audit Committee comprised of three of our independent Directors, including two financial experts (as defined below). The current members of the Audit Committee are Charles H. Beynon (Chairman), William T. Fejes, Jr. and David P. Reiland. The Board and the Audit Committee believe that the Audit Committee's current member composition satisfies the NASDAQ Marketplace Rule that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by NASDAQ Rule 5606(c), and that the Audit Committee and its members satisfy the criteria of Section 10A(m)(3) and Rule 10A-3 of the Exchange Act. The primary function of the Audit Committee is assisting the Board with oversight responsibilities by reviewing: the financial reports and other material financial information provided by us to any governmental body or the public; our systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and our auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007 and amended on December 17, 2009. The Audit Committee met five (5) times in 2012.

  Audit Committee Charter and Scope of Authority

        Under the Audit Committee's written charter, the primary duties and responsibilities of the Audit Committee include, but are not limited to, the following:

  •
  Review our annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

  •
  Review with management and the independent accountants any quarterly or annual report prior to its filing and any release of earnings prior to its release.

  •
  Appoint, compensate and oversee our independent accountants. Our independent accountants report directly to the Audit Committee. Pre-approve all audit services and non-audit services to be performed by our independent accountants.

  •
  Periodically consult with the independent accountants outside of the presence of management regarding the integrity of our internal and external reporting processes, adequacy of internal controls and the fullness and accuracy of our financial statements.

  •
  Inquire of management and external accountants about the adequacy of our internal control procedures as a complete system, as well as the discovery of any individual material gaps and/or failures in our internal control procedures.

  •
  Review the audit scope and plan of internal auditors and independent auditors in order to ensure coordination of efforts, completeness of coverage, reduction of redundant efforts and effective use of audit resources.

  •
  Prepare an annual Audit Committee Report to be presented to the Board.

  •
  At least annually, or more frequently as may be necessary, each executive officer and Director of the Company shall report to the Audit Committee regarding all related party transactions to which such person and the Company may be a party prior to the implementation of such transaction to assess whether such transactions meet applicable legal requirements.

  •
  As required by the applicable regulations of the SEC and NASDAQ, establish and maintain procedures for efficiently responding to complaints received by us regarding accounting, internal accounting controls and auditing, including, among other things, procedures that allow employees to submit concerns regarding questionable accounting and auditing matters on an anonymous basis.

  •
  Review annually the Audit Committee's charter, make appropriate recommendations to the Governance/Nominating Committee, and publish its Charter in accordance with applicable SEC and NASDAQ rules and regulations.

  Audit Committee Financial Experts

        The Board has determined that each of Charles H. Beynon and David P. Reiland is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act. The designation of Messrs. Beynon and Reiland as audit committee financial experts does not impose on Messrs. Beynon or Reiland any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on Messrs. Beynon and Reiland as members of the Audit Committee and the Board in the absence of such designation or identification.

Audit Committee Report

        In accordance with its written charter adopted by the Board, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the Company's accounting, auditing, and financial reporting practices. In discharging its responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent registered public accounting firm the material required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees); and

  (3)
  reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on

Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Members of the Audit Committee: Charles H. Beynon (Chairman) William T. Fejes, Jr. David P. Reiland

Compensation Committee

        The responsibility for evaluation of our compensation policies, oversight of management's performance, and recommendations regarding compensation of senior management, has been delegated by the Board to the Compensation Committee. The current members of the Compensation Committee are Terence P. Fox (Chairman), Charles H. Beynon and Thomas A. Wagner. Messrs. Fox, Beynon and Wagner each satisfy, in the judgment of the Board, the independence requirements of NASDAQ Rule 5605(d) and Rule 10C-1 under the Exchange Act.

  Compensation Committee Charter and Scope of Authority

        Under the Compensation Committee's written charter, the primary duties and responsibilities of the Compensation Committee include the following:

  •
  Periodically review with management our philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective, and the fair and equitable compensation of all employees.

  •
  Annually consider the relationship between our strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible.

  •
  Annually review the individual and Company performance goals and objectives of the Chief Executive Officer and other senior management, evaluate such officers' performance in light of these goals, and determine and approve appropriate compensation levels and equity grants based on this evaluation, market data and our compensation philosophy.

  •
  Review senior management compensation policies and plans, including incentive plans, equity plans, benefits and perquisites.

  •
  Review development plans for senior management.

  •
  Periodically review with management, and advise the Board with respect to, management's assessment of the effectiveness of our human resources policies, strategies and programs, including compensation levels, employee deferred compensation plans, employee benefits, and the ability to attract, develop and retain talent.

  •
  Periodically review with management, and advise the Board with respect to, equity compensation plans and related registration statements and report to the full Board if any stockholder approval or additional registration is necessary.

  •
  Periodically review with management and advise the Board with respect to administration of employee benefit plans.

  •
  Review and recommend compensation plans for members of the Board.

  •
  Assist the Board and the Company in developing and reviewing public disclosure of matters relating to the compensation of our Directors, senior management and Chief Executive Officer, as required by applicable laws or regulations or as the Board deems to be in our best interest.

  •
  Review periodically the Compensation Committee's charter, and make appropriate recommendations to the Governance/Nominating Committee.

        The Compensation Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007. The Compensation Committee met seven (7) times in 2012.

        In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to the Chief Executive Officer and any other officer of the Company or its subsidiaries so designated by the Chief Executive Officer. Other than giving such recommendations, however, the Chief Executive Officer and other senior management have no formal role and no authority to determine the amount or form of executive and Director compensation.

        The Compensation Committee may, at our expense, retain legal counsel (which may, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such advisors' fees and other retention terms and to terminate its relationship with any such advisor. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual committee members.

        Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. For additional information regarding these services, please see "Role of Compensation Consultant" in the Compensation Discussion and Analysis section of this Proxy.

        The Board and the Compensation Committee make compensation decisions regarding the executive officers. However, in making executive compensation decisions, the Compensation Committee seeks and considers input from senior management. For additional information regarding the role of senior management in compensation decisions, please see "Role of Executive Officers in Compensation Decisions" in the Compensation Discussion and Analysis section of this Proxy.

Governance/Nominating Committee

        The current members of the Governance/Nominating Committee are William T. Fejes, Jr. (Chairman), Terence P. Fox and David P. Reiland. The Board believes that each member of the Governance/Nominating Committee satisfies the independence requirements of NASDAQ Rule 5605(e). The nominees for election to the Board at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007 and amended on November 10, 2008. The Governance/Nominating Committee met two (2) times in 2012.

        The Governance/Nominating Committee will review Director nominees proposed by stockholders. A stockholder who wishes to recommend one or more Director nominees must provide a written recommendation to our Corporate Secretary, at Broadwind Energy, Inc., 3240 South Central Avenue, Cicero, Illinois 60804. In order to recommend a nominee for Director at an Annual Meeting pursuant to our Bylaws, our Corporate Secretary must receive the written nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (or, if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, the written nomination must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs).

        Our Bylaws require that a notice of a recommendation must include:

  •
  with respect to the stockholder giving the notice:

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  the name and record address of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made,

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  the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or such beneficial owner,

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  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any share of our stock (which information shall be updated by such stockholder and beneficial owner, if any, as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten (10) days after such record date or dates, and in any event, not later than one (1) business day prior to the date of the Annual Meeting),

  •
  a description of all arrangements or understandings between such stockholder or such beneficial owner and each proposed Director nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder,

  •
  a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the persons named in its notice, and

  •
  any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

  •
  with respect to the Director nominee:

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  the name, age, business address and residence address of the Director nominee,

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  the principal occupation or employment of such Director nominee,

  •
  the class or series and number of shares of our capital stock which are owned beneficially or of record by such Director nominee,

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Director nominee with respect to any share of stock of the Company (which information shall be updated by such stockholder as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten (10) days after such record date or dates, and in any event, not later than one (1) business day prior to the date of the Annual Meeting), and

    •
    any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

        Such notice must be accompanied by a written consent of each proposed Director nominee to being named as a nominee and to serve as a Director if elected. No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth in our Bylaws.

        The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board; for developing and recommending to the Board our Principles of Corporate Governance; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

        The Governance/Nominating Committee will consider candidates for the Board who are recommended by stockholders, Directors, third party search firms engaged by us and other sources. When selecting candidates for recommendation to the Board, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating Director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

  •
  the independence standards established by us, the presence of any material interests that could cause a conflict between our interests and the interests of the Director nominee, and the Director nominee's ability to exercise his or her best business judgment in the interest of all stockholders;

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  the Director nominee's willingness to adhere to our Code of Ethics;

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  the Director nominee's ability to devote sufficient time to the business of the Board and at least one of the standing committees of the Board, in light of the number of other boards on which the Director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the Director nominee;

  •
  the appropriate size and the diversity of the Board;

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  the knowledge, skills and experience of the Director nominee, including experience in the industries in which we operate, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

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  the Director nominee's familiarity with domestic and international business matters;

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  legal and regulatory requirements that are applicable to us;

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  the Director nominee's experience with accounting rules and practices;

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  the Director nominee's ability to enhance the relationship of our business to the changing needs of society; and

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  the desire of the Board to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

        The Governance/Nominating Committee believes in an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Governance/Nominating Committee does not have a formal policy in this regard, the diversity of the Board is listed as a factor to be considered in evaluating candidates for the Board, among others, in the Broadwind Energy, Inc. Governance/Nominating Committee Policies for Director Nominations and Stockholder Proposals, which is available on our website, www.bwen.com. The Governance/Nominating Committee seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.

EXECUTIVE OFFICERS

        The names and ages of all our executive officers and the positions held by each with the Company are as follows:

Name	Age	Position
Peter C. Duprey	55	President and Chief Executive Officer
Jesse E. Collins, Jr.	47	Executive Vice President and Chief Operating Officer
Stephanie K. Kushner	57	Executive Vice President, Chief Financial Officer and Treasurer

        Peter C. Duprey has served as our President and Chief Executive Officer and also as a Director since December 1, 2010. Prior to joining the Company, Mr. Duprey served as President and Chief Executive Officer at Acciona Energy North America Corporation from April 2006 through September 2010, and led Acciona Energy's growth in wind development and operations, turbine manufacturing, and solar development in North America. In 2005 and 2006, Mr. Duprey was a partner at Zouk Ventures Ltd., a venture capital fund based in London, England. From 2001 through 2005, Mr. Duprey worked for GE Energy, a division of General Electric Company, where he was the General Manager of Marketing for GE Wind and led GE Energy's business development efforts in renewable energy, including the acquisition of Enron Wind. Mr. Duprey's early career included business development, quality and financial management positions at GE Capital, Eastman Kodak and PricewaterhouseCoopers. Mr. Duprey holds a Bachelor of Science degree in accounting from Clarkson University, and a Master of Business Administration degree from the University of Rochester.

        Jesse E. Collins, Jr. has served as our Executive Vice President and Chief Operating Officer since September 10, 2010. Prior to that role, Mr. Collins served as Group President for our Towers and Logistics businesses from June 23, 2009 to September 10, 2010, and as our Vice President of Heavy Manufacturing and Transportation Services from August 1, 2008 to June 23, 2009. Prior to joining the Company in August 2008, Mr. Collins was employed by Dallas-based Trinity Industries, Inc., where he held various operational roles of increasing responsibility for 15 years. Among these roles, he served as President of Trinity Containers, LLC, the largest propane container manufacturer in North America, and President of Trinity Structural Towers, Inc., the continent's largest wind tower manufacturer. Prior to his employment with Trinity, Mr. Collins worked for Triumph Group, a flight control surface manufacturer in the aerospace industry. Mr. Collins holds an undergraduate degree in accounting from the University of Texas at Arlington. Mr. Collins has been a member of both the American Wind Energy Association and the National Propane Gas Association.

        Stephanie K. Kushner has served as our Executive Vice President, Chief Financial Officer and Treasurer since August 15, 2009. Ms. Kushner has more than 30 years of accounting and finance experience, including serving as Chief Financial Officer for publicly traded global manufacturer Federal Signal Corporation from 2002 to 2008. Ms. Kushner held several global finance leadership positions with FMC Corporation, and began her career with Amoco Corporation. Ms. Kushner holds a bachelor's degree in economics from Douglass College at Rutgers University and a Master of Business Administration degree from the Wharton School. Ms. Kushner is a member of the Board of Directors of Columbus McKinnon Corporation.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        Our executive compensation program is designed to support the overall objective of maximizing long-term stockholder value by aligning the interests of executives with the interests of stockholders, and rewarding executives for achieving Company and individual objectives as established by our Compensation Committee. The executive compensation program is also designed to provide compensation opportunities that attract and retain the services of talented and experienced leaders vital to our short- and long-term success. The following Compensation Discussion and Analysis provides a description of the material elements of our executive compensation practices for our named executive officers. This description should be read in conjunction with the Summary Compensation Table and related compensation tables in this document.

Company Performance Overview

        We provide technologically advanced high-value products and services to energy, mining and infrastructure sector customers, primarily in the U.S. Our most significant presence is within the U.S. wind industry, although we have increasingly diversified into other industrial markets in order to improve our capacity utilization and reduce our exposure to uncertainty related to the extension or renewal of tax incentives and other favorable governmental policies currently supporting the U.S. wind industry. In 2011, we conducted a review of our business strategies and product plans based on the outlook for the economy at large, the forecast for the industries we serve, and the business environment. We concluded that our wind manufacturing footprint and fixed cost base was too large and expensive for our medium-term needs and we are engaged in a process to restructure our facility capacity and management structure to consolidate operations and increase efficiencies. In 2012, our financial results improved from prior years, with the following highlights:

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  Sales rose 13% from 2011 to $211 million in 2012.

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  Selling, general and administrative expense declined 18% to $21.6 million as a result of successful cost containment measures and lower legal expenses.

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  Earnings before interest, taxes, depreciation, restructuring, amortization and share-based compensation expense ("Adjusted EBITDA") was positive in all quarters and totaled $5.5 million, versus a loss of $2.1 million in 2011.

        A reconciliation of our GAAP results to our non-GAAP results can be found in Part II, Item 6 "Selected Financial Data" of our 2012 Form 10-K.

Pay for Performance Alignment

        Our executive compensation program is intended to align the interests of our executive officers with those of our stockholders through the use of performance-based incentives. The Compensation Committee designed the 2012 executive compensation program so that variable pay elements (performance-based bonuses and equity-based long-term incentives) constitute the majority of the target compensation opportunity for each executive officer.

Corporate Governance Framework

        Our Compensation Committee engages in an ongoing review of our executive compensation program to ensure that it supports our compensation policy and ultimately serves the best interests of our stockholders. Following are highlights of our corporate governance framework, which the Compensation Committee believes reinforces our pay for performance philosophy:

  •
  Stock Ownership Guidelines:  We require our executive officers and Directors to meet stock ownership guidelines (ranging from one to five times annual base salary in the case of executive officers and three times annual cash retainer fees in the case of Directors). The stock ownership guidelines were approved by the Board in March 2011 and our executive officers and Directors are to achieve the required stock ownership levels by March 18, 2016 or within five years of first appointment or election as an executive officer or Director, as applicable, whichever is later. The stock ownership guidelines are described in more detail below in the section entitled "Stock Ownership Guidelines."

  •
  No Excise Tax Gross-up Payments on Change in Control Benefits:  Our executive compensation arrangements do not include excise tax gross-up payments in the event of a change in control.

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  Limited Perquisites and Other Benefits:  We generally do not provide the named executive officers with perquisites such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Executive life insurance is offered to some executives as a way to attract and retain necessary talent. In addition, we do not offer a service-based defined benefit pension plan to our employees.

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  Benchmarking Process:  The Compensation Committee reviews the external marketplace and our peer group in order to factor in current competitive and best practices when making compensation decisions.

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  Independent Compensation Consultant:  During 2012, the Compensation Committee retained Frederic W. Cook & Co., Inc. ("FW Cook") as its independent compensation consultant.

Named Executive Officers

        For 2012, our named executive officers consisted of the President and Chief Executive Officer, the Chief Financial Officer, and our two other executive officers who were serving as executive officers as of December 31, 2012. The names and positions of the named executive officers for 2012 are included below:

Name	Position
Peter C. Duprey	President and Chief Executive Officer
Jesse E. Collins, Jr.	Executive Vice President and Chief Operating Officer
Stephanie K. Kushner	Executive Vice President, Chief Financial Officer and Treasurer
J.D. Rubin(1)	Vice President, General Counsel and Secretary

(1)
Mr. Rubin was our Vice President, General Counsel and Secretary until he separated from the Company effective January 18, 2013.

Role of Compensation Consultant

        Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. Beginning in 2011, we have purchased compensation benchmarking data from Equilar, Inc. ("Equilar"), whose database is compiled from publicly available compensation data for U.S.- listed companies. As described in greater detail below, in 2011, we utilized the Equilar database to develop a new compensation peer group and to compile data for benchmarking compensation for our executives and Board against our peer group. In addition, because our compensation peer group provided a limited data set for certain executive positions, the Compensation Committee has also utilized a database from Mercer LLC ("Mercer") as an additional reference point to assess broader market compensation practices. The Mercer database represents a proprietary collection of compensation data from more than 2,000 participating U.S. companies. The fees paid by the Company for these services in 2012 totaled $9,980.

        Beginning at its October 21, 2011 meeting, the Compensation Committee engaged FW Cook, an independent compensation consultant, to advise the Compensation Committee on certain executive compensation matters. The Compensation Committee made the decision to engage an independent compensation consultant in light of increasing complexity in the area of executive compensation, the need to maintain proper benchmarking and remain abreast of current trends, and the desire to maintain compensation practices designed to encourage retention of key employees. The fees paid by the Company to FW Cook for these services in 2012 totaled $52,246. In 2012, FW Cook performed the following services for the Compensation Committee:

  •
  Provided the Compensation Committee with updates on current trends, regulatory developments, and best practices in executive compensation;

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  Conducted a pay risk assessment and assisted with the development of the 2012 equity incentive plan;

  •
  Advised the Compensation Committee regarding various compensation design and reporting matters, and attended two Compensation Committee meetings held during the year; and

  •
  Assisted the Compensation Committee in modifying the existing long-term incentive program for senior executives for 2013, which resulted in the addition of performance-based vesting conditions and the modification of the targeted payout to include a blend of stock grants and cash.

        FW Cook does not provide any other services to the Company or management directly. Accordingly, its work on behalf of the Compensation Committee has not presented any conflict of interest.

Role of Executive Officers in Compensation Decisions

        The Board and the Compensation Committee make compensation decisions regarding the executive officers. However, in making executive compensation decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Board's and the Compensation Committee's activities in the following specific respects:

  •
  The Chief Executive Officer reports to the Compensation Committee with respect to his evaluation of the performance of our senior executives, including the other named executive officers. The Chief Executive Officer makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards. The Chief Executive Officer is not present when the Compensation Committee deliberates and approves changes to his compensation.

  •
  The Chief Executive Officer and the Chief Financial Officer develop and recommend for approval by the Compensation Committee performance objectives and targets for our incentive compensation programs.

  •
  During 2012, the Chief Executive Officer, the General Counsel and the Chief Financial Officer attended the Compensation Committee's meetings. Management generally does not attend executive sessions of the Compensation Committee. However, there are times when the Compensation Committee requests that the Chief Executive Officer be present for all or a portion of an executive session.

Executive Compensation Philosophy and Objectives

        The Board believes that our executive compensation program should:

  •
  Attract, motivate and retain talented and experienced leaders vital to our short- and long-term success;

  •
  Align the interests of executives with those of stockholders by rewarding performance that enhances stockholder value;

  •
  Reward accountability for achieving Company and individual results by setting a high proportion of pay at risk for executives, with that proportion rising with the level of responsibility; and

  •
  Require leaders to demonstrate the highest ethical standards and adhere to our Code of Ethics.

        In accordance with this philosophy, the Compensation Committee has established three principal components of executive compensation, with the overall goal of compensating executives at the median of competitive market practice. These compensation components include:

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  A base salary which reflects the executive's level of responsibility, talent and experience;

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  Short-term variable incentive compensation tied to achieving Company and individual operational and strategic goals; and

  •
  Long-term equity-based incentives.

        In addition, our executive officers receive health, life insurance and other benefits that are intended to be in line with market practices.

Consideration of Prior Say-on-Pay Vote

        In the Compensation Committee's compensation setting process, the Compensation Committee considered the approval by over 90% of the votes cast on the "say-on-pay" proposal at our 2012 Annual Meeting and determined that our executive compensation philosophy, objectives and elements continue to be appropriate and did not make any changes to our executive compensation program in response to the "say-on-pay" vote. While the Compensation Committee did not make any specific changes to our executive compensation program in response to the "say-on-pay" vote, as part of its compensation review process, in early 2013, the Compensation Committee revised our executive compensation program to further align our executive compensation program with stockholder interests. Specifically, for 2013, the Compensation Committee incorporated performance-based vesting goals into our long-term incentive program. The Compensation Committee believes that adding a performance-based vesting condition to a portion of the long-term incentive awards further aligns the interests of the named executive officers with our stockholders.

Setting Executive Compensation

        The Compensation Committee structured the executive compensation plans and programs in 2012 based on the above stated compensation philosophy and objectives. Since 2008, the Compensation Committee has used a customized peer group for benchmarking purposes, which has been revised and/or updated periodically. In the fourth quarter of 2010, the Compensation Committee requested a re-evaluation of our compensation peer group in light of revised assumptions regarding the state of the U.S. wind energy industry and the expectations for the near-term U.S. wind industry growth rate, as well as our potential business prospects and growth and the shifting balance between our wind energy and industrial business. Management, in consultation with the Compensation Committee, identified a new nineteen-company custom peer group, using benchmarking data provided by Equilar. Critical factors considered in establishing the new custom peer group included: type of business; revenues; product breadth; market capitalization; and size of employee base. Peer companies were selected from

U.S.-listed companies in the industrial, energy and clean technology sectors, with total annual revenues in the range of $100 million to $300 million. We considered the balance between mature, established industrial companies and companies participating in the emerging clean technology industry segments. This balance was deemed relevant because of our strategy, which depends in part on serving both industrial and wind energy customers. That custom peer group was used for benchmarking purposes during 2011.

        At its January 2012 meeting, the Compensation Committee reviewed the peer group, taking into consideration factors such as annual revenues, total assets, market capitalization and disclosed peers, and determined that the custom peer group remained appropriate, with the exception of removing Evergreen Solar Inc. and Energy Conversion Devices, Inc., each of which had filed for bankruptcy, and LaBarge, Inc., which was acquired by another company. Following this review, the Compensation Committee approved the following custom peer group to be used for evaluating 2012 compensation decisions:

A123 Systems, Inc.	The Gorman-Rupp Company	Opnext, Inc.
Ampco-Pittsburgh Corporation	Hardinge Inc.	PowerSecure International, Inc.
Dynamic Materials Corporation	Kadant Inc.	RBC Bearings Incorporated
Echelon Corporation	Infinera Corporation	Twin Disc, Inc.
Flow International Corporation	MFRI Inc.	Ultralife Corporation
Zoltek Companies, Inc.

Elements of Compensation

Overview and Analysis

        The Compensation Committee has implemented a formalized compensation structure for executives that includes base salary, an annual incentive opportunity, and long-term incentives. In allocating compensation among these components, the Compensation Committee believes that each named executive officer's target compensation should be predominantly performance-based. The Compensation Committee does not solely use a formulaic approach in determining the weighting of each component of total compensation. Rather, after setting each separate component of compensation, the Compensation Committee reviews the total compensation package of each executive.

Components

Base Salary

        We pay our executives fixed annual salaries, which provide a degree of financial stability and are intended to reflect the competitive marketplace to attract and retain quality executives. In determining the base salary for each executive, the Compensation Committee assesses the responsibilities associated with the position, individual contributions and performance, skill set, prior experience, and external pressures to attract and retain talent. Although the median of the peer group market data is used as a benchmark to set base salaries for the named executive officers, actual base salaries may be higher or lower than the median based on the factors set forth above.

        The Compensation Committee generally reviews base salaries for all named executive officers during the first quarter of each year. In view of the results of the peer benchmarking exercise, and due to our financial position, no salary increases were granted to executive officers during 2012.

Annual Incentives

        We provide our senior executives with short-term incentive compensation through its annual cash bonus program, the Executive Short-Term Incentive Plan (the "STIP"). The STIP is designed to reward senior executives of the Company and its subsidiaries for achieving pre-established performance goals. Under the terms of the STIP, the Compensation Committee administers the STIP with full power and authority and determines whether incentive awards should be based on Company, business unit, or individual performance objectives for a given year. The Compensation Committee also establishes a target incentive level (and may, in its discretion, set a minimum, or threshold, level) with respect to each category of incentive award that will apply to participants in the STIP for such year.

  Structure for 2012

        Under the STIP, executive officers have an annual target bonus opportunity that is a fixed percentage of salary, based on peer group market data and also taking into consideration the unique skills and contributions of each individual. In view of the results of the peer benchmarking exercise, no changes in targeted bonus opportunities were made for executive officers during 2012. For 2012, the targeted amounts for named executive officers ranged from 70% to 100% of base salary, as follows:

Executive	Targeted Annual Incentive (As a Percentage of Base Salary)
Peter C. Duprey	100%
Jesse E. Collins, Jr.	70%
Stephanie K. Kushner	75%
J.D. Rubin	70%

        Each year, the Compensation Committee sets incentive goals based upon both financial and individual performance. In 2012, 100% of the bonus payout was based on financial measures. To ensure that annual incentive pay is based on performance, threshold, target and maximum payout levels are established annually under the STIP by the Compensation Committee.

        In December 2011, the Compensation Committee decided to denominate the 2012 STIP in performance-based equity rather than in cash for our executive officers. This was done in order to increase the alignment between executive compensation and stockholder returns, to conserve cash resources, and to retain executive officers. As such, on December 20, 2011, following finalization of financial targets for 2012, the Compensation Committee awarded performance-based compensation awards (the "2012 STIP Awards") to the senior executives identified below, to be earned contingent on us meeting our 2012 financial targets.

        The range of potential equity award payouts under the 2012 STIP Awards is summarized below. The target and maximum opportunities for each executive were based on the target and maximum cash bonus opportunities that each executive would have been eligible to receive under the 2012 STIP, divided by the closing price of our common stock on December 19, 2011.

Executive	Threshold(1)	Target	Maximum
Peter C. Duprey	—	64,286	96,429
Jesse E. Collins, Jr.	—	30,900	46,350
Stephanie K. Kushner	—	35,786	53,679
J.D. Rubin(2)	—	23,063	34,594

(1)
Pursuant to the 2012 STIP Awards, executives are not eligible for an award if we do not meet threshold performance requirements. If our performance exceeds threshold levels, executives are eligible to receive a prorated 2012 STIP Award. For performance levels greater than threshold but below the maximum performance level, awards are pro-rated.

(2)
As noted above, Mr. Rubin separated from the Company in January 2013. Under the terms of his separation of employment, Mr. Rubin is not entitled to receive an award under the 2012 STIP.

        For 2012, the Compensation Committee established two financial measures, which were weighted equally for short-term incentive compensation purposes: Adjusted EBITDA and Net Cash Flows (defined for this purpose as the net change in cash and cash equivalents, plus net reductions in debt and capital lease balances, but excluding net proceeds from stock and debt issuances). These metrics were believed to most closely align with our objectives in 2012. The Adjusted EBITDA and Net Cash Flows targets established to meet the targeted annual incentive payout were set consistent with the levels projected in our annual operating plan, and ranges above and below these targets were established for purposes of establishing threshold and maximum payout levels, respectively. The Net Cash Flows performance goals reflect the planned cash outflows associated with our restructuring program as well as structural changes in payment practices for wind turbine components. For financial performance below the threshold level, none of the 2012 STIP Awards would vest; for financial performance above the threshold level but below the maximum level, the 2012 STIP Awards would vest at vesting levels ranging between 0% and 150% of the target; and for financial performance at or above the maximum level, the vesting percentage of the 2012 STIP Awards was capped at 150% of the target. The following table shows the threshold, target and maximum 2012 Adjusted EBITDA and Net Cash Flows performance goals as well as the payout level percentages for each of these performance levels under the 2012 STIP.

	Threshold (0% payout)	Target (100% payout)	Maximum (150% payout)
Adjusted EBITDA	$4,729,000	$8,805,000	$15,400,000
Net Cash Flows	$(9,534,000)	$(7,534,000)	$(3,534,000)

        For 2012, we reported Adjusted EBITDA of $5,510,698, resulting in vesting of the 2012 STIP Awards equal to 19.2% of target for this financial metric. For 2012, Net Cash Flows totaled ($7,430,000). In determining the attainment of Net Cash Flows performance goals, the Compensation Committee made two favorable adjustments to the calculated results totaling $282,000, due to cash outlays incurred in support of key unplanned strategic activities. After these adjustments, vesting on this metric was 102.6% of target. Since the two factors were weighted equally, the composite vesting of the 2012 STIP Awards was 60.9% of target. This resulted in vesting of 79,762 shares of the performance-based compensation awards, or 40.6% of the maximum award, excluding the shares forfeited by Mr. Rubin upon his separation from the Company. Please see the "Outstanding Equity Awards at 2012 Year End" table for the number of performance-based RSUs that vested under the 2012 STIP for each named executive officer and that were settled in February 2013.

        The Compensation Committee has determined that for 2013, all STIP awards will revert to the previous cash structure.

Long-Term Incentives

        During 2012, our long-term incentive program ("LTIP") utilized two different long-term incentive vehicles: stock options and time-based RSUs. Stock options and RSUs were selected in order to deliver market-competitive long-term incentive opportunities that are targeted at the median of the peer group, and to encourage the behaviors and long-term perspective necessary for creating stockholder value. The Compensation Committee selected stock options as a long-term incentive vehicle to further align the financial interests of executives with those of stockholders and maintain a competitive level of compensation. The Compensation Committee selected time-based RSUs as a long-term incentive vehicle to retain key executives who are vital to our short- and long-term success, promote higher levels of Company stock ownership by executives, and further encourage long-term planning by the senior leadership team.

        For each long-term incentive program participant, a targeted grant value to be delivered is determined as a percentage of base salary, based in part on peer group market data, and also taking into consideration the unique skills and contributions of each individual executive. Historically, the annual long-term incentive grant (i.e., number of stock options and RSUs) is then calculated to deliver the targeted grant value evenly between stock options and RSUs. In 2012, due to limitations on the number of available shares under our 2012 Plan, and because the current share price was deemed to be depressed by a high level of uncertainty regarding the U.S. wind energy market, the Compensation Committee decided to reduce the target value of the annual equity awards by approximately 32-39 percent, in order to limit share usage. Additionally, the award was evenly divided by number, rather than by value, between RSUs and stock options.

        The table below shows a comparison between the targeted LTIP value for each executive and the value awarded in 2012 pursuant to the modification described above:

Executive	Targeted Long-Term Incentive Value (as a Percentage of Base Salary)	2012 Long-Term Incentive Value Granted (as a Percentage of Base Salary)
Peter C. Duprey	130%	79%
Jesse E. Collins, Jr.	60% - 70%	43%
Stephanie K. Kushner	80% - 110%	62%
J.D. Rubin	60% - 70%	43%

  Grant Size

        The following table summarizes the stock option and time-based RSU grants made as part of our annual long-term incentive awards to the named executive officers in 2012:

Executive	Grant Date	Stock Options Granted	Time-Based RSUs Granted
Peter C. Duprey	5/4/2012	58,083	58,083
Jesse E. Collins, Jr.	5/4/2012	21,603	21,603
Stephanie K. Kushner	5/4/2012	34,129	34,129
J.D. Rubin(1)	5/4/2012	16,124	16,124

(1)
In connection with Mr. Rubin's separation from the Company, he became vested in all outstanding time-based RSU awards and forfeited all unvested stock option awards.

Severance and Change-of-Control Provisions

        Our employment agreements with certain of the named executive officers contain severance and change of control provisions. These are more fully described below under "Potential Payments Upon Termination of Employment or Change of Control." The severance provisions are intended to protect senior executives from the loss of reasonably expected compensation and benefits if (i) the executive's employment is terminated by us without cause or (ii) the executive terminates his or her employment with us for good reason. We provide severance benefits to recruit and retain senior executives and we believe this benefit enhances our ability to attract and retain executives during challenging economic circumstances and a competitive job market for executive talent. We believe the change of control provisions are aligned with the interests of stockholders by assuring that we will have the continued dedication of the executives in the event of a pending, threatened or actual change of control. The provisions are also intended to provide our executives with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment.

        As noted above, J.D. Rubin separated from the Company effective January 18, 2013. Pursuant to a separation agreement entered into between Mr. Rubin and us, Mr. Rubin will receive a cash severance benefit of $345,938, outplacement services for a period of 12 months and a payment representing the cost of continued health coverage for 18 months. In addition, in lieu of any amounts due to Mr. Rubin under the STIP, 21,651 unvested RSUs which were awarded to Mr. Rubin under the Broadwind Energy, Inc. 2007 Equity Incentive Plan (the "2007 Plan") and the 2012 Plan and which would have otherwise been forfeited upon his termination of employment were accelerated.

Other Benefits

        Our named executive officers participate in our corporate-wide benefit programs and are provided benefits that are generally commensurate with the benefits provided to other full-time employees, which includes participation in our qualified defined contribution plan. We generally do not provide the named executive officers with perquisites or other personal benefits such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Executive life insurance is offered to some executives as a way to attract and retain necessary talent. Such perquisites are disclosed in the Details Behind All Other Compensation Column table below.

Stock Ownership Guidelines

        To further align the interests of our executive officers and Directors with the interests of our stockholders, the Board adopted stock ownership guidelines for our executive officers and Directors in March 2011. The stock ownership guidelines require all executives who are members of our executive management team or are Section 16 reporting persons to own a number of shares of our common stock having a value equal to a multiple of the executive officer's base salary in effect, divided by the closing price of the stock, as follows:

Position	Multiple of Base Salary
President and Chief Executive Officer	5 times
Chief Financial Officer	3 times
Chief Operating Officer	3 times
All Other Executives	1 times

        In addition, the stock ownership guidelines require all members of our Board to own a number of shares of our common stock having a value equal to three times the annual cash retainer fees earned by the Director in the immediately preceding calendar year for service on the Board.

        If an executive officer fails to satisfy the requirements of the stock ownership guidelines, the executive officer will have 25% of his or her annual incentive bonus paid solely in shares of our common stock until the executive officer owns the requisite number of shares. If a Director fails to satisfy the requirements of the stock ownership guidelines, the Director will have 25% of his or her Director fees paid solely in shares of our common stock until the Director owns the requisite number of shares.

        The required stock ownership levels are to be achieved by March 18, 2016 or within five years of first appointment or election as an executive officer or Director, as applicable, whichever is later.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits to $1,000,000 per year the deduction that a publicly held corporation may take for compensation paid to each of its chief executive officer and the three other most highly compensated employees other than the chief financial officer. An exception to this rule exists for compensation that is "performance-based," as defined in the Internal Revenue Code.

The structure of our executive compensation program has not historically given rise to Section 162(m) concerns. The Compensation Committee recognizes the desirability of preserving the deductibility of payments made to the named executive officers and will continue to assess the impact of Section 162(m) on its compensation practices. However, the Compensation Committee believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining our key executives.

2013 Compensation Decisions

        At its December 2012, January 2013 and February 2013 meetings, the Compensation Committee took the following actions with respect to 2013 compensation matters:

  •
  Base Salary:  The Compensation Committee approved 2013 salary amounts as follows: Mr. Duprey—$450,000 (unchanged from 2012); Ms. Kushner—$334,000 (unchanged from 2012); and Mr. Collins—$320,000 (increased from $309,000 in 2012).

  •
  2013 Long-Term Incentive Program:  In consultation with the Compensation Committee's independent compensation consultant, the Compensation Committee approved modifications to the structure of the 2013 LTIP grant for senior executives to incorporate a performance-based vesting condition and replace a portion of the annual LTIP award with long-term incentive cash awards. These changes were made to address the limited number of available shares under the 2012 Plan and to further align the interests of executive officers with stockholders through the addition of a performance-based vesting condition.

Report of the Compensation Committee of the Board of Directors on 2012 Compensation

        This report is submitted by the Compensation Committee of the Board. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in the Company's Proxy Statement for its 2013 Annual Meeting and Annual Report on Form 10-K for the year ended December 31, 2012.

                      Members of the Compensation Committee:
                      Terence P. Fox (Chairman)
                      Charles H. Beynon
                      Thomas A. Wagner

2012 Summary Compensation Table

        The following table provides information regarding the compensation earned during the last three fiscal years by our Chief Executive Officer, our Chief Financial Officer and our two other executive officers, whom we collectively refer to as our "named executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Peter C. Duprey	2012	$450,000	$0	$197,134	$156,882	—	$13,000	$817,016
Chief Executive Officer	2011	$450,000	$0	$285,466	$0	—	$15,918	$751,384
	2010	$22,500	$50,000	$318,600	$308,110	—	$250	$699,460
Jesse E. Collins, Jr.	2012	$309,000	$0	$73,321	$58,350	—	$19,404	$460,075
Chief Operating Officer	2011	$306,923	$0	$237,038	$99,825	—	$19,966	$663,752
	2010	$286,039	$109,061	$158,574	$123,892	—	$20,229	$697,795
Stephanie K. Kushner	2012	$334,000	$0	$115,834	$92,182	—	$17,896	$559,912
Chief Financial Officer	2011	$334,000	$0	$317,677	$158,769	—	$18,155	$828,601
	2010	$332,269	$204,761	$154,376	$213,997	—	$20,984	$926,387
J.D. Rubin(5)	2012	$230,625	$0	$54,725	$43,551	—	$18,031	$346,932
General Counsel	2011	$229,327	$0	$177,279	$74,869	—	$18,747	$500,222
	2010	$223,077	$125,038	$69,877	$96,862	—	$19,670	$534,523

(1)
Represents the aggregate grant date fair value of RSUs granted during the applicable year and calculated in accordance with ASC Topic 718 under the 2007 Plan and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the 2012 awards are discussed in Note 16 to our consolidated financial statements included in our 2012 Form 10-K. The amounts included in this column for the performance-based RSUs granted under the 2012 STIP were calculated based on the probable satisfaction of the performance-based vesting conditions for such awards. In accordance with ASC Topic 718, the grant date fair value of the 2012 performance-based RSUs was zero because the satisfaction of the required performance conditions was not considered probable as of the May 2012 grant date. The maximum values of the awards at the grant date were as follows: Mr. Duprey—$199,795; Mr. Collins—$96,033; Ms. Kushner—$111,218; and Mr. Rubin—$71,674. For more information regarding these awards, please see the "Annual Incentive—Structure for 2012" section of the Compensation Discussion and Analysis.

(2)
Represents the aggregate grant date fair value of stock option awards granted during the applicable year and calculated in accordance with ASC Topic 718 for outstanding option awards made under the 2007 Plan and assumes no forfeitures rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the 2012 awards are discussed in Note 16 to our consolidated financial statements included in our 2012 Form 10-K.

(3)
The Board approved a formalized annual incentive structure for 2009 under a Short Term Incentive Plan ("STIP"), as described in the Compensation Discussion and Analysis. The Compensation Committee determined that no bonus awards would be issued under the STIP for 2010 and 2011. As noted in the Compensation Discussion and Analysis, for 2012, the Compensation Committee granted performance-based RSUs under the 2012 STIP and, accordingly, the 2012 STIP awards are reported in the Stock Awards column in 2012 and 2011, as described in footnote 1 to this table.

(4)
Please see the Details Behind All Other Compensation Column table, a separate table provided for additional information regarding these amounts.

(5)
Mr. Rubin was our Vice President, General Counsel and Secretary until he separated from the Company effective January 18, 2013.

Details Behind All Other Compensation Column

        The following table sets forth details concerning the information in the "All Other Compensation" column in the above 2012 Summary Compensation Table.

Name(a)	Registrant Contributions to Defined Contribution Plans (b)(1)	Health Insurance Premiums (c)(2)	Life/ Disability Insurance Premiums (d)(3)	Total (g)
Peter C. Duprey	$10,000	$0	$3,000	$13,000
Jesse E. Collins, Jr.	$10,000	$9,059	$345	$19,404
Stephanie K. Kushner	$10,000	$6,026	$1,870	$17,896
J.D. Rubin	$8,072	$9,059	$900	$18,031

(1)
Represents the 401(k) matching contributions made by us for 2012.

(2)
Represents the contribution by us to medical and dental insurance premiums.

(3)
Represents the contribution by us to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

Grants of Plan-Based Awards for 2012

        The following table sets forth information concerning plan-based awards to the named executive officers during 2012.

							All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)		Grant Date Fair Value of Stock and Option Awards(6)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				Exercise or Base Price of Option Awards(5)
	Grant Date
Name		Threshold	Target	Maximum	Target	Maximum
Peter C. Duprey	5/4/2012	—	—	—	—	—	58,083	—	—	$197,134
	5/4/2012	—	—	—	—	—	—	58,083	$3.39	$156,882
	5/4/2012	—	—	—	26,724	58,857	—	—	—	$0
Jesse E. Collins, Jr.	5/4/2012	—	—	—	—	—	21,603	—	—	$73,321
	5/4/2012	—	—	—	—	—	—	21,603	$3.39	$58,350
	5/4/2012	—	—	—	12,845	28,295	—	—	—	$0
Stephanie K. Kushner	5/4/2012	—	—	—	—	—	34,129	—	—	$115,834
	5/4/2012	—	—	—	—	—	—	34,129	$3.39	$92,182
	5/4/2012	—	—	—	14,876	32,769	—	—	—	$0
J.D. Rubin	5/4/2012	—	—	—	—	—	16,124	—	—	$54,725
	5/4/2012	—	—	—	—	—	—	16,124	$3.39	$43,551
	5/4/2012	—	—	—	9,587	21,118	—	—	—	$0

(1)
As noted in the Compensation Discussion and Analysis, in December 2011, the Compensation Committee replaced the annual cash awards to be granted under the 2012 STIP with performance-based RSUs. Accordingly, the performance-based RSUs were reported as stock awards in 2011 and 2012, as discussed further in footnote 1 to the Summary Compensation Table. The performance-based RSUs granted to the named executive officers in 2011 pursuant to the 2012 STIP were as follows: Mr. Duprey—37,561; Mr. Collins—18,055; Ms. Kushner—20,909; and Mr. Rubin—13,475.

(2)
The amounts shown reflect the number of shares of our common stock that could have been earned by each individual as a result of performance-based RSUs granted under the 2012 STIP. The actual number of shares earned was determined based on our performance during 2012, as measured by Adjusted EBITDA and Net Cash Flows performance. Based on such determination, the number of shares actually vesting was as follows: 39,150 for Mr. Duprey; 18,818 for Mr. Collins; and 21,794 for Ms. Kushner. For more information regarding these awards, please see the "Annual Incentive—Structure for 2012" section of the Compensation Discussion and Analysis.

(3)
This column shows the number of time-vested RSU awards granted to our named executive officers, as part of the 2012 LTIP, during 2012 under the 2012 Plan. These RSUs vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(4)
This column shows the number of stock options granted to our named executive officers, as part of the 2012 LTIP, during 2012 under the 2012 Plan. These options vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(5)
This column shows the exercise price for the stock options granted, which was the closing price of our common stock on the grant date.

(6)
This column shows the aggregate grant date fair value of the RSU awards and stock options granted to our named executive officers in 2012. Amounts are calculated in accordance with the provisions of ASC Topic 718 and, in the case of the performance-based RSUs, are calculated based on the probable outcome of the applicable performance conditions. The assumptions used to determine the valuation of the 2012 awards are discussed in Note 16 to our consolidated financial statements included in our 2012 Form 10-K.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

        During 2012, each of our named executive officers was subject to an employment agreement that had an initial term of two years, with automatic renewals for successive one-year periods. Please see the "Potential Payments Upon Termination or Change of Control" section of this Proxy Statement for a description of the severance benefits provided for under each employment agreement.

Outstanding Equity Awards at 2012 Year End

        The following table includes certain information with respect to the value of all unexercised options to purchase shares of our common stock and unvested shares of restricted stock previously awarded to the named executive officers as of December 31, 2012.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Peter C. Duprey	5/4/2012	—	58,083	(2)	$3.39	5/4/2022	5/4/2012	58,083	(4)	$125,459
	11/15/2010	11,000	11,000	(2)	$17.70	11/15/2020	11/15/2010	9,000	(4)	$19,440
	—	—	—		—	—	12/20/2011	39,150	(5)	$84,564
Jesse E. Collins, Jr.	8/8/2008	6,000	1,500	(3)	$178.00	8/8/2018	10/17/2008	500	(6)	$1,080
	4/29/2009	1,794	600	(2)	$77.80	4/29/2019	4/29/2009	287	(4)	$620
	3/9/2010	1,540	1,541	(2)	$54.40	3/9/2020	3/9/2010	822	(4)	$1,776
	—	—	—		—	—	9/9/2010	2,000	(4)	$4,320
	3/7/2011	2,343	7,032	(2)	$13.50	3/7/2021	3/7/2011	5,546	(4)	$11,979
	5/4/2012	—	21,603	(2)	$3.39	5/4/2022	5/4/2012	21,603	(4)	$46,662
	—	—	—		—	—	12/20/2011	18,818	(5)	$40,647
Stephanie K. Kushner	7/29/2009	1,875	625	(2)	$99.90	7/29/2019	7/29/2009	625	(4)	$1,350
	3/9/2010	2,660	2,663	(2)	$54.40	3/9/2020	3/9/2010	1,419	(4)	$3,065
	3/7/2011	3,727	11,183	(2)	$13.50	3/7/2021	3/7/2011	8,820	(4)	$19,051
	5/4/2012	—	34,129	(2)	$3.39	5/4/2022	5/4/2012	34,129	(4)	$73,719
	—	—	—		—	—	12/20/2011	21,794	(5)	$47,075
J.D. Rubin	7/2/2008	6,000	1,500	(3)	$182.00	7/2/2018	7/2/2008	500	(7)	$1,080
	4/29/2009	1,403	468	(2)	$77.80	4/29/2019	4/29/2009	226	(7)	$488
	3/9/2010	1,204	1,205	(2)	$54.40	3/9/2020	3/9/2010	642	(7)	$1,387
	3/7/2011	1,757	5,274	(2)	$13.50	3/7/2021	3/7/2011	4,159	(7)	$8,983
	5/4/2012	—	16,124	(2)	$3.39	5/4/2022	5/4/2012	16,124	(7)	$34,828

(1)
The market value of shares or units of stock that have not vested reflects a stock price of $2.16, the closing stock price on December 31, 2012.

(2)
These options vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(3)
These options vest in 20% increments on each of the first through fifth year anniversaries of the date of grant.

(4)
These RSUs vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(5)
Represents performance-based RSUs earned under the 2012 STIP as a result of our performance during 2012. These awards were settled on February 22, 2013.

(6)
These RSUs vest in 20% increments on each of the first through fifth year anniversaries of the date of grant.

(7)
These RSUs were originally scheduled to vest in 20% increments on each of the first through fifth year anniversaries of the date of grant; however, pursuant to the terms of Mr. Rubin's separation agreement, vesting of these RSUs accelerated in full on January 18, 2013.

Option Exercises and Stock Vested at 2012 Year End

        The following table includes certain information with respect to RSUs held by our named executive officers that vested during the year ended December 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Peter C. Duprey	—	—	4,500	$9,380
Jesse E. Collins, Jr.	—	—	4.045	$18,641
Stephanie K. Kushner	—	—	4,274	$25,438
J.D. Rubin	—	—	2,431	$12,926

(1)
Value realized on vesting was calculated based on the number of shares multiplied by the closing market price of our common stock on the date of vesting.

Potential Payments Upon Termination or Change of Control

Employment Agreements

        The employment agreements for each of the named executive officers provide that the employment arrangement may be terminated: (i) by us for "cause" (as defined in the employment agreement); (ii) by us without "cause;" or (iii) by the employee for "good reason" (as defined in the employment agreement).

        The employment agreement of Mr. Duprey provides that, upon termination of Mr. Duprey's employment by us without "cause" or by Mr. Duprey for "good reason" (each as defined in the agreement), we shall pay to Mr. Duprey (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination, provided that the unpaid bonus for the year of termination shall be not less than 100% of Mr. Duprey's base salary prorated according to the number of days he is employed by us during the year of termination; (b) a lump sum severance payment of 18 months' base salary; and (c) an additional lump sum payment equal to 18 months of health insurance premiums. The employment agreement also provides that, upon a "change of control" (as defined in the agreement) and subsequent termination of Mr. Duprey's employment by us without cause or by Mr. Duprey for good reason, we shall pay to Mr. Duprey (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination, or, if there is no unpaid, earned bonus for the year of termination, a bonus payment equal to 100% of Mr. Duprey's base salary prorated according to the number of days he is employed by us during the year of termination; (ii) a lump sum severance payment of 36 months' base salary; and (iii) an additional lump sum payment equal to 18 months of health insurance premiums. In addition, upon a change of control, (a) all unvested awards held by Mr. Duprey under the Company's long-term incentive plans shall become fully vested and, if applicable, immediately exercisable; (b) each stock option shall continue to be exercisable for the remainder of its term; and (c) with respect to any award under the Company's long-term incentive plans that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the change of control.

        The employment agreement of Ms. Kushner provides that, upon termination of Ms. Kushner's employment by us without "cause" or by Ms. Kushner for "good reason" (each as defined in the agreement), we shall pay to Ms. Kushner (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination, with bonus payouts calculated by prorating Ms. Kushner's target bonus amount for the year by the number of days she was employed by us during such year; (b) a lump sum severance payment of 18 months' base salary; and (c) an additional lump sum payment equal to 18 months of health insurance premiums. The employment agreement also provides that, upon a "change of control" (as defined in the agreement) and subsequent termination of Ms. Kushner's employment by us without cause or by Ms. Kushner for good reason, we shall pay to Ms. Kushner (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination, with bonus payouts calculated by prorating Ms. Kushner's target bonus amount for the year by the number of days she was employed by us during such year; (ii) a lump sum severance payment of 36 months' base salary; and (iii) an additional lump sum payment equal to 18 months of health insurance premiums. In addition, upon a change of control, (a) all unvested awards held by Ms. Kushner under the Company's long-term incentive plans shall become fully vested and, if applicable, immediately exercisable; (b) each stock option shall continue to be exercisable for the remainder of its term; and (c) with respect to any award under the Company's long-term incentive plans that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the change of control.

        The employment agreement of Mr. Collins provides that, upon termination of Mr. Collins's employment by us without "cause" or by Mr. Collins for "good reason" (each as defined in the agreement), we shall pay to Mr. Collins (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (b) a lump sum severance payment of 18 months' base salary; and (c) an additional lump sum payment equal to 18 months of health insurance premiums. The employment agreement also provides that, upon a "change of control" (as defined in the agreement) and subsequent termination of Mr. Collins' employment by us without cause, we shall pay to Mr. Collins (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (ii) a lump sum severance payment of 18 months' base salary; and (iii) an additional lump sum payment equal to 18 months of health insurance premiums.

        The employment agreement that was in place during 2012 for Mr. Rubin provided that, upon termination of Mr. Rubin's employment by the Company without "cause" or by Mr. Rubin for "good reason" (each as defined in the agreement), the Company would pay to Mr. Rubin (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (b) a lump sum severance payment of 18 months' base salary; and (c) an additional lump sum payment equal to 18 months of health insurance premiums. The employment agreement also provided that, upon a "change of control" (as defined in the agreement) and subsequent termination of Mr. Rubin's employment by the Company without cause or by Mr. Rubin for good reason, the Company would pay to Mr. Rubin (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (ii) a lump sum severance payment of 24 months' base salary; and (iii) an additional lump sum payment equal to 18 months of health insurance premiums. In addition, upon a change of control, (a) all unvested awards held by Mr. Rubin under the Company's long-term incentive plans would become fully vested and, if applicable, immediately exercisable; (b) each stock option would continue to be exercisable for the remainder of its term; and (c) with respect to any award under the Company's long-term incentive plans that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria would be deemed satisfied at the target level and any performance period would be deemed to end as of the date of the change of control. As noted in the Compensation Discussion and Analysis, during 2013, Mr. Rubin separated from the Company. Please see the Compensation Discussion and Analysis for the amounts to be paid to Mr. Rubin in connection with his 2013 separation from the Company.

        Our executives' employment agreements also contain noncompetition, nonsolicitation and confidentiality provisions. The employment agreements of Mr. Duprey and Ms. Kushner and the separation agreement with Mr. Rubin each include noncompetition and nonsolicitation covenants that continue for 18 months after termination of employment. Mr. Collins' employment agreement includes noncompetition and nonsolicitation covenants that continue for 18 months and two years, respectively, after termination of employment. All of the agreements include provisions regarding confidentiality.

        The tables below show potential payments to the named executive officers employed as of December 31, 2012, as if each named executive officer was terminated without cause, with good reason, for death or disability, or in connection with a change of control (each as defined in the applicable employee agreement). The amounts shown assume that termination was effective as of December 31, 2012, and are estimates of the amounts that would be paid to the executives upon termination. The actual amounts to be paid can only be determined at the actual time of an executive's termination.

Peter C. Duprey

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)		Change of Control ($)
Cash Severance(1)	$1,125,000	$1,125,000	—	$450,000	(2)	$1,800,000	(3)
Stock Options	—	—	—	—		—
Restricted Stock Units	—	—	—	—		$144,899
Performance-Based RSUs	—	—	—	—		$84,564
Welfare Benefits	$25,593	$25,593	—	—		$25,593
Total	$1,150,593	$1,150.593	—	$450,000		$2,055,057

Jesse E. Collins, Jr.

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)	Change of Control ($)
Cash Severance(1)	$463,500	$463,500	—	—	$463,500
Stock Options	—	—	—	—	—
Restricted Stock Units	—	—	—	—	—
Performance-Based RSUs	—	—	—	—	—
Welfare Benefits	$25,593	$25,593	—	—	$25,593
Total	$489,093	$489,093	—	—	$489,093

Stephanie K. Kushner

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)		Change of Control ($)
Cash Severance(1)	$751,500	$751,500	—	$250,500	(4)	$1,252,500	(5)
Stock Options	—	—	—	—		—
Restricted Stock Units	—	—	—	—		$97,185
Performance-Based RSUs	—	—	—	—		$47,075
Welfare Benefits	$15,554	$15,554	—	—		$15,554
Total	$767,054	$767,054	—	—		$1,412,314

J.D. Rubin(6)

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)	Change of Control ($)
Cash Severance(1)	$345,938	N/A	—	—	N/A
Stock Options	—	—	—	—	—
Restricted Stock Units	$54,000	—	—	—	N/A
Performance-Based RSUs	—	—	—	—	—
Welfare Benefits	$25,593	N/A	—	—	N/A
Total	$425,531	N/A	—	—	N/A

(1)
Cash severance upon a "change of control" is only payable upon termination of the executive's employment without cause or for good reason following a change of control.

(2)
Mr. Duprey's employment agreement provides that, upon termination due to disability, if there is no unpaid, earned bonus for the year in which the termination occurs, Mr. Duprey would receive an amount equal to 100% of his base salary prorated based on the number of days employed during the year.

(3)
Mr. Duprey's employment agreement provides that, upon termination due to a change in control, if there is no unpaid, earned bonus for the year in which the termination occurs, Mr. Duprey would receive an amount equal to 100% of his base salary prorated based on the number of days employed during the year.

(4)
Ms. Kushner's employment agreement provides that, upon termination due to disability if there is no unpaid, earned bonus for the year in which the termination occurs, Ms. Kushner would receive an amount equal to 75% of her base salary prorated based on the number of days employed during the year.

(5)
Ms. Kushner's employment agreement provides that, upon termination due to a change in control, if there is no unpaid, earned bonus for the year in which the termination occurs, Ms. Kushner would receive an amount equal to 75% of her base salary prorated based on the number of days employed during the year.

(6)
Mr. Rubin was our Vice President, General Counsel and Secretary until he separated from the Company effective January 18, 2013. The amounts reported represent the amounts Mr. Rubin received in connection with his separation from the Company.

Equity Compensation Plan Information

        The following table provides certain information as of December 31, 2012 with respect to compensation plans under which shares of our common stock are authorized for issuance.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,048,117	(2)	$11.69	751,706
Total	1,048,117		$11.69	751,706

(1)
RSU awards do not have an exercise price. Accordingly, the outstanding RSU awards have been disregarded for purposes of computing the weighted average exercise price.

(2)
Includes outstanding stock options to purchase shares of our common stock and outstanding restricted stock awards pursuant to the Amended and Restated Broadwind Energy, Inc. 2007 Employee Incentive Plan and the Broadwind Energy, Inc. 2012 Equity Incentive Plan.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

        Under our charter and applicable provisions of our Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered "related party transactions" under Rule 404 of Regulation S-K of the Securities Act and to assess whether such transactions meet applicable legal requirements. Directors who believe that they may be related parties in transactions with us will inform the Board or the Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, the transaction must be approved or ratified in good faith by the Board or the Audit Committee by a majority vote of disinterested Directors, be approved in good faith by a vote of stockholders sufficient for the purpose, or be fair to us at the time the transaction is approved or ratified. In addition, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board or the Audit Committee in which the transaction was approved, or the related party's vote was counted for such purpose, if the material facts as to the related party's relationship or interest as to the transaction are disclosed or known to the Board or the Audit Committee or to the stockholders entitled to vote thereon.

Certain Transactions and Business Relationships

Tontine Indemnification in Connection with Stockholder Lawsuits

        Pursuant to the securities purchase agreements and the registration rights agreement between certain Tontine entities and us, we have agreed to indemnify Tontine for certain losses or expenses incurred in connection with its ownership of our common stock. Several Tontine entities have been named as defendants in our ongoing class action and related derivative stockholder litigation matters (the "Stockholder Lawsuits"), and Jeffrey Gendell, a principal of Tontine, also has been named in the class action. For additional information regarding the Stockholder Lawsuits, please see Item 3 "Legal Proceedings" in our 2012 Form 10-K.

        We have received a request from the Tontine defendants for indemnification of their fees and expenses in connection with defending the Stockholder Lawsuits and we may receive additional requests for indemnification from Tontine and Jeffrey Gendell. We have agreed to indemnify Tontine for "reasonable costs" related to such defense, but have reserved our right to contest such indemnification at a later date. In 2011, we made payments of approximately $95,000 to Tontine in connection with our indemnification obligations; in 2012, we made no such payments to Tontine. We have reached an agreement in principle with Tontine to pay $495,000 to indemnify Tontine for legal fees and expenses incurred between July 2011 and the present with respect to the Stockholder Lawsuits as well as for the modification of certain stockholder arrangements involving the waiver of certain of Tontine's rights thereunder. The $495,000 represents a portion of the costs related to Tontine's defense of the Stockholder Lawsuits and consideration for the waiver of certain rights. As of the date of this Proxy Statement, the agreement with Tontine has not been finalized.

ELECTION OF DIRECTORS

(Proposal No. 1)

General Information

        Pursuant to a recommendation by the Governance/Nominating Committee, the Board has determined that the number of Directors for the ensuing year will be set at six (6) and that six (6) Directors will be elected at the Annual Meeting. All of the nominees are current members of the Board of Directors: Charles H. Beynon, Peter C. Duprey, William T. Fejes, Jr., Terence P. Fox, David P. Reiland and Thomas A. Wagner. Under our Bylaws and applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the votes cast.

        In the absence of other instructions, each proxy will be voted for each of the nominees. If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a Director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee.

VOTE REQUIRED

        The Board recommends that you vote "FOR" each of the nominees to the Board set forth in this Proposal No. 1. Under our Bylaws and applicable Delaware law, the election of each nominee requires the affirmative vote of a plurality of the votes of the shares present in person or by proxy at the Annual Meeting.

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal No. 2)

        Pursuant to Section 14A of the Exchange Act, we are required to give our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our named executive officers. Accordingly, we are presenting this proposal, commonly known as a "Say-on-Pay" proposal, which gives our stockholders the opportunity to express their views on the compensation of our named executive officers by voting for or against the following non-binding advisory resolution:

  "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Summary Compensation Table and other related tables and disclosures set forth in such Proxy Statement."

        Stockholders are urged to read carefully the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 19 and consider the various factors regarding compensation matters discussed therein.

        At the 2011 Annual Meeting, stockholders were asked to cast a non-binding advisory vote on whether the Say-on-Pay vote should be held every year, every two years or every three years (the "Frequency Vote"). A majority of stockholders voting on the matter indicated a preference for holding the Say-on-Pay vote on an annual basis. Accordingly, the Board of Directors resolved that the non-binding advisory vote to approve the compensation of our named executive officers will be held on an annual basis at least until the next Frequency Vote is held.

        In the first quarter of 2011, the Compensation Committee undertook an evaluation of our executive compensation philosophy. Upon the recommendation of the Compensation Committee, at its March 2011 meeting the Board modified and approved our compensation philosophy so that it is specifically designed to:

  •
  Attract, motivate and retain talented and experienced leaders vital to our short-and long-term success;

  •
  Align the interests of executives with those of stockholders by rewarding performance that enhances stockholder value;

  •
  Reward accountability for achieving Company and individual results by setting a high proportion of pay at risk for executives, with that proportion rising with the level of responsibility; and

  •
  Require leaders to demonstrate the highest ethical standards and adhere to the Code of Ethics.

        In accordance with this philosophy, the Compensation Committee has established three principal components of executive compensation, with the overall goal of compensating executives at the median of competitive market practice. These compensation components include:

  •
  A base salary which reflects the executive's level of responsibility, talent and experience;

  •
  Short-term variable incentive compensation tied to achieving Company and individual operational and strategic goals; and

  •
  Long-term equity-based incentives.

        In addition, our executive officers receive health, life insurance and other benefits that are intended to be in line with market practices.

        The Compensation Committee structures the executive compensation plans and programs in accordance with this philosophy.

        Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of the stockholders and will consider the outcome of this Say-on-Pay vote when evaluating our compensation philosophy, policies and practices.

        Proxies submitted without direction pursuant to this solicitation will be voted "FOR" the above resolution.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the non-binding advisory resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement. Such approval requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

APPROVAL OF ADOPTION
OF SECTION 382 RIGHTS PLAN

(Proposal No. 3)

        The Board is asking stockholders to approve the Section 382 rights plan adopted by the Board on February 12, 2013 (the "Rights Plan"). The Rights Plan was adopted in an effort to protect stockholder value by preserving our ability to use our net operating losses, built-in losses and other tax benefits (collectively, the "NOLs"). If stockholders do not approve the Rights Plan, the Rights Plan will automatically expire subsequent to the Annual Meeting.

Background and Reasons for the Proposal

        As of December 31, 2012, we estimate that we had approximately $153,629,000 (before valuation allowances) of deferred tax assets generated by net operating losses, built-in losses and other tax benefits. The net operating losses do not fully expire for many years. For example, any federal net operating losses in 2012 would generally not expire until 2032. To the extent we have future taxable income, and until the net operating losses expire, they can be used to offset future taxable income, if any. In addition, net operating losses may generally be carried back two years to offset past taxable income.

        Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce our income tax liability. However, we believe the NOLs are a valuable asset and that it is in our best interests to attempt to preserve their use by approving the Rights Plan.

        Limitations on our ability to use the NOLs would arise if we undergo an "ownership change" under Section 382 of the Internal Revenue Code ("Section 382"). Calculating whether an "ownership change" has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities on a timely basis. The amount by which our ownership may change in the future is uncertain.

Section 382 Ownership Calculations

        The benefit of the NOLs would be significantly reduced if we were to experience an "ownership change" as defined in Section 382. In order to determine whether an "ownership change" has occurred, we must compare the percentage of shares owned by each 5% stockholder immediately after the close of the testing date to the lowest percentage of shares owned by such 5% stockholder at any time during the testing period (which is generally a three year rolling period). An "ownership change" occurs if the aggregate increase in ownership by all such 5% stockholders exceeds 50 percentage points.

        For example, if a single investor acquired more than 50% of our shares in a three-year period, an "ownership change" would occur. Similarly, if ten persons, none of whom owned shares, each acquired slightly over 5% of our shares within a three-year period (so that such persons owned, in the aggregate, more than 50%), an "ownership change" would occur.

        In the event of an "ownership change", the annual limit pursuant to Section 382 (the "Section 382 Limitation") is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the "ownership change" (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the "ownership change" (currently 2.77% as of the date of this Proxy Statement). In calculating the Section 382 Limitation, numerous special rules and limitations apply, including provisions dealing with "built-in gains and losses."

        If we were to have taxable income in excess of the Section 382 Limitation following a Section 382 "ownership change," we would not be able to offset tax on the excess income with the NOLs. Although any loss carryforwards not used as a result of any Section 382 Limitation would remain available to offset income in future years (again, subject to the Section 382 Limitation) until the NOLs expire, any subsequent "ownership change" could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and cause some of the NOLs to expire unused. Because the aggregate value of our outstanding shares and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict the Section 382 Limitation on our NOLs should an "ownership change" occur in the future. However, such limitation could be material.

        In determining whether an "ownership change" has occurred, the rules of Section 382 are very complex, and are beyond the scope of this summary discussion. Some of the factors that must be considered in performing a Section 382 "ownership change" analysis include the following:

  •
  All holders who each own less than 5% of a company's common shares are generally (but not always) collectively treated as a single 5% stockholder. Transactions in the public markets among stockholders who are not 5% stockholders are generally (but not always) treated as a single 5% stockholder.

  •
  There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as 5% stockholders. Certain constructive ownership rules, which generally attribute ownership of shares owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of share ownership of a particular stockholder. Ownership of shares is generally attributed to both their ultimate beneficial owner as well as to "first tier" and "higher tier" entities, including trusts, corporations, partnerships or other entities.

  •
  Acquisitions by a person which cause that person to become a 5% stockholder generally result in a five percentage (or more) point change in ownership, regardless of the size of the final purchase that caused the threshold to be exceeded.

  •
  Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an "ownership change."

  •
  The redemption or buyback of shares by an issuer will increase the ownership of any 5% stockholders (including groups of stockholders treated as a single stockholder) and can contribute to an "ownership change." In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a 5% stockholder, resulting in a five percentage (or more) point change in ownership.

Description of the Rights Plan

        The following description of the Rights Plan is qualified in its entirety by reference to the text of the Rights Plan, which is attached to this Proxy Statement as Appendix A. We urge you to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

        The Rights Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of our outstanding common shares within the meaning of Section 382 and the Treasury Regulations promulgated thereunder (an "Acquiring Person") without the approval of the Board. Stockholders who beneficially owned 4.9% or more of our outstanding common shares as of the close of business on February 12, 2013 are not an "Acquiring Person" so long as they do not acquire any additional common shares at a time when they still beneficially own 4.9% or more of our common shares. In addition, the Board may, in its sole discretion, exempt any other person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

         The Rights.     On February 12, 2013, the Board authorized the issuance of one right per outstanding common share payable to our stockholders of record as of February 22, 2013. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Shares, par value $0.01 per share (the "Series A Preferred Shares"), for a purchase price of $14.00 per right (the "Purchase Price"). If issued, each fractional Series A Preferred Share would give the stockholder approximately the same dividend, voting and liquidation rights as does one common share. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.

        Initial Exercisability.     The rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person or such earlier date as the Board becomes aware that there is an Acquiring Person and (ii) ten business days (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. We refer to the date that the rights become exercisable as the "Distribution Date."

        Until the Distribution Date, our common share certificates or the ownership statements issued with respect to uncertificated common shares will evidence the rights and will contain a notation to that effect. Any transfer of common shares prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, separate rights certificates will be issued and the rights may be transferred apart from the transfer of the underlying common shares, unless and until the Board has determined to effect an exchange pursuant to the Rights Plan (as described below).

        Flip-In Event.     In the event that a person becomes an Acquiring Person, each holder of a right, other than rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, a number of common shares having a market value of two times the Purchase Price. However, rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the rights are no longer redeemable by us (as described below).

        Exempted Persons and Exempted Transactions.     The Board recognizes that there may be instances when an acquisition of our common shares that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to us. Accordingly, the Rights Plan grants discretion to the Board to designate a person as an "Exempted Person" or to designate a transaction involving our common shares as an "Exempted Transaction." An "Exempted Person" cannot become an Acquiring Person and an "Exempted Transaction" cannot result in a person becoming an Acquiring Person. The Board can revoke an "Exempted Person" designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to us.

        Redemption.     At any time until ten calendar days following the first date of public announcement that a person has become an Acquiring Person or such earlier date as a majority of the Board becomes aware of the existence of an Acquiring Person, the Board may redeem the rights in whole, but not in part, at a price of $0.001 per right (the "Redemption Price"). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

        Exchange.     At any time after a person becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding common shares, the Board may exchange the rights (other than rights that have become void), in whole or in part, at an exchange ratio of one common share, or a fractional Series A Preferred Share (or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment). Immediately upon an exchange of any rights, the right to exercise such rights will terminate and the only right of the holders of rights will be to receive the number of common shares (or fractional Series A Preferred Share or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) equal to the number of such rights held by such holder multiplied by the exchange ratio.

        Expiration.     The rights and the Rights Plan will expire on the earliest of the following:

  •
  the close of business on February 22, 2016;

  •
  the time at which the rights are redeemed;

  •
  the time at which the rights are exchanged;

  •
  the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Plan is no longer necessary or desirable for the preservation of certain tax benefits;

  •
  the close of business on the first day of a taxable year of the Company to which the Board determines that certain tax benefits may not be carried forward; and

  •
  the close of business on the first business day following the date on which the Inspector of Election for the Annual Meeting certifies that the vote on the Rights Plan at the Annual Meeting reflects that stockholder approval has not been received.

        Anti-Dilution Provisions.     The Board may adjust the Purchase Price of the Series A Preferred Shares, the number of Series A Preferred Shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Shares or of our common shares. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

        Amendments.     For so long as the rights are redeemable, the Board may supplement or amend any provision of the Rights Plan in any respect without the approval of the holders of the rights. From and after the time there is an Acquiring Person, no amendment can adversely affect the interests of the holders of the rights.

Certain Considerations Relating to the Rights Plan

        The Board believes that attempting to protect the NOLs described above is in our and the stockholders' best interests. Nonetheless, we cannot eliminate the possibility that an "ownership change" will occur even if the Rights Plan is approved. You should consider the factors below when making your decision.

        Future Use and Amount of the NOLs is Uncertain.     Our use of the NOLs depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.

        Potential Challenge to the NOLs.     The amount of the NOLs has not been audited or otherwise validated by the Internal Revenue Service (the "IRS"). The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an "ownership change" has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an "ownership change" and attempt to reduce the benefit of the NOLs even if the Rights Plan is in place.

        Continued Risk of Ownership Change.     Although the Rights Plan is intended to diminish the likelihood of an "ownership change, " we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of shares by stockholders holding 5% or more of our outstanding common stock, over which we have no control, and new issuances of shares by us, should we choose to do so.

        Potential Effects on Liquidity.     The Rights Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our common shares in excess of the specified limitations. A stockholder's ability to dispose of our common shares may be limited if the Rights Plan reduces the number of persons willing to acquire our common shares or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common shares and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

        Potential Impact on Value.     The Rights Plan could negatively impact the value of our common shares by deterring persons or groups of persons from acquiring our common shares, including in acquisitions for which some stockholders might receive a premium above market value.

        Anti-Takeover Effect.     The Board adopted the Rights Plan to diminish the risk that our ability to use the NOLs to reduce potential federal income tax obligations becomes limited. Nonetheless, the Rights Plan may have an "anti-takeover effect" because it may deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of our common shares or, in the case of a person or group of persons that already own 4.9% or more of our common shares, from acquiring any additional common shares. The Rights Plan could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the approval of the adoption of the Rights Plan. Such ratification requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

 RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 4)

        The Board recommends that the stockholders ratify the appointment of Grant Thornton LLP ("Grant Thornton") as our independent registered public accounting firm for the year ending December 31, 2013. Grant Thornton provided services in connection with the audit of our financial statements for the year ended December 31, 2012, assistance with our Annual Report submitted to the SEC on Form 10-K and filed with the SEC, and consultation on matters relating to accounting and financial reporting.

        A representative of Grant Thornton is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

        The following table sets forth the approximate fees billed by Grant Thornton in 2011 and 2012:

	2011	2012
Audit Fees	$424,550	$327,650
Audit-Related Fees	$17,680	$17,680
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$442,230	$345,330

        Audit Fees consist of fees billed by Grant Thornton for the audit of the December 31, 2011 and 2012 financial statements, respectively, attendance at Audit Committee and annual stockholder meetings, review of financial statements included in our Quarterly Reports and in Current Reports, as well as review of correspondence with the SEC and Sarbanes-Oxley Section 404 advisory services. In addition, fees billed by Grant Thornton in 2011 include fees incurred with review of our registration statement on Form S-3 filed that year.

        Audit-Related Fees for 2011 consist of fees billed by Grant Thornton for the audit of our benefit plans.

        The Audit Committee has considered whether a provision of the above audit-related services is compatible with maintaining the registered public accounting firm's independence and has determined that such services are compatible with maintaining the registered public accounting firm's independence.

Pre-Approval of Audit Fees

        Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent auditors or any other auditing or accounting firm. The Audit Committee pre-approved all such services in 2011 and 2012.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the ratification of the appointment of Grant Thornton as the independent registered public accounting firm for the Company for 2013. Such ratification requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than ten percent stockholders ("Insiders") are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and Directors, we believe that, during 2012 and during the subsequent period through the date of this Proxy Statement, Insiders have complied with all applicable Section 16(a) reporting requirements, other than a late Form 4 filing for Mr. Peter C. Duprey in connection with purchases of shares on June 6, 2012.

Multiple Stockholders Sharing the Same Address—"Householding"

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        At this time, one or more brokers with accountholders who are stockholders of the Company will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Broadwind Energy, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804, or you may request a copy by telephone at 708-780-4800. If your broker is not currently householding (i.e., you received multiple copies of our Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Stockholder Proposals

        Any appropriate proposal submitted by a stockholder of the Company and intended to be included in our Proxy Statement for the 2014 Annual Meeting must be received by us no later than November     , 2013. Any such proposal must comply with the proxy rules of the SEC and be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

        Also, a stockholder proposal intended to be presented at the 2014 Annual Meeting but not included in our Proxy Statement and proxy must be received by us no later than February 1, 2014 and no earlier than January 2, 2014, provided, however, that in the event that the 2014 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2013 Annual Meeting, such proposal must be received by us no later than the tenth day following the day on which the notice of the date of the 2014 Annual Meeting was mailed or public disclosure of the date of the 2014 Annual Meeting was made, whichever first occurs. The persons named in our proxy form for the 2014 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on any such stockholder proposals, if presented at the 2014 Annual Meeting, without including information about the proposal in our materials. To be properly brought before an annual meeting, our Amended and Restated Bylaws require that any such proposal give:

  •
  a brief description of the business to be brought before the meeting;

  •
  the name and record address of the stockholder or beneficial owner;

  •
  the class and number of shares of our capital stock owned by the stockholder or beneficial owner;

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any share of our stock (which information shall be updated by such stockholder or beneficial owner as of the record date for the determination of stockholders entitled to notice of and to vote at the meeting no later than 10 days after such record date, and in any event, not later than one business day prior to the date of the meeting);

  •
  a description of any interest such stockholder or beneficial owner may have in the business to be brought before the meeting; and

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  a representation that such stockholder or beneficial owner intends to appear in person or by proxy at the Annual Meeting. Any such proposal should be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Dated: March     , 2013
Cicero, Illinois

APPENDIX A: Section 382 Rights Plan

 BROADWIND ENERGY, INC.

and

WELLS FARGO, NATIONAL ASSOCIATION

as Rights Agent,

Section 382 Rights Agreement

Dated as of February 12, 2013

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SECTION 382 RIGHTS AGREEMENT

        This SECTION 382 RIGHTS AGREEMENT, dated as of February 12, 2013 (this "Agreement"), by and between Broadwind Energy, Inc., a Delaware corporation (the "Company"), and Wells Fargo Bank, National Association (the "Rights Agent").

W I T N E S S E T H:

        WHEREAS, the Company has generated net operating losses for United States federal income tax purposes ("NOLs") and certain other tax benefits, such NOLs and certain other tax benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an "ownership change" within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits; and

        WHEREAS, on February 12, 2013 (the "Rights Dividend Declaration Date"), the board of directors of the Company (the "Board of Directors") authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on February 22, 2013 (the "Record Date"), each Right initially representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the "Rights"), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p)) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company's treasury) and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) or, in certain circumstances provided in Section 22, after the Distribution Date;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

        Section 1.    Certain Definitions.    For purposes of this Agreement, the following terms have the meanings indicated:

          "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock (which shall include any other interest that would be treated as "stock" of the Company for purposes of Section 382) then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (v) any Grandfathered Person, or (vi) any Exempted Person; unless and until such time as such Person (together with all Affiliates and Associates of such Person) acquires the Beneficial Ownership of any additional Common Stock. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 4.9% or more of the shares of Common Stock then outstanding; provided, however, that if a Person, other than those Persons excepted in clauses (i), (ii), (iii), (iv), (v) or (vi) of the preceding sentence shall become the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of purchases of Common Stock by the Company and shall, after such purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an "Acquiring Person." In addition, the Board of Directors may, in its sole discretion, determine that any Exempted Person shall no longer be deemed to be an "Exempted Person" for any purposes of this Agreement at which time such Person shall be deemed to be an Acquiring Person. Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an "Acquiring Person" (as defined pursuant to the foregoing provisions of this paragraph) has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person" (as defined pursuant to the foregoing provisions of this paragraph), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

          "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii).

          "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement and shall also include, with respect to any Person, any other Person whose Common Stock (or other interest that would be treated as "stock" of the Company for purposes of Section 382) would be deemed constructively owned by such first Person for purposes of Section 382, would be deemed owned by a single "entity" as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 and the Treasury Regulations thereunder.

          "Agreement" has the meaning set forth in the preamble.

          A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities that such Person directly owns, that such Person is deemed to constructively own under Section 382 and the Treasury Regulations thereunder (including pursuant to the "option" rules of Treasury Regulation Section 1.382-4), that such Person would be deemed to own together with any other Persons as a single "entity" under Treasury Regulation Section 1.382-3(a)(l), or that otherwise would be aggregated with securities owned by such Person pursuant to Section 382 and the Treasury Regulations thereunder; provided, however, that (x) nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition and (y) no officer or director of the Company shall be deemed to beneficially own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

          "Board of Directors" shall have the meaning set forth in the recitals of this Agreement.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.

          "Close of Business" on any given date shall mean 5:00 P.M., Chicago, Illinois time, on such date, provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Chicago, Illinois time, on the next succeeding Business Day.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

          "Common Stock" shall mean the common stock, par value $0.001 per share, of the Company or any capital stock or other equity interest into which such common stock may be reclassified or exchanged.

          "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii).

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Current Market Price" shall have the meaning set forth in Section 11(d)(i).

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          "Current Value" shall have the meaning set forth in Section 11(a)(iii).

          "Distribution Date" shall have the meaning set forth in Section 3(a).

          "Equivalent Preferred Stock" shall have the meaning set forth in Section 11(b).

          "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

          "Exchange Ratio" shall have the meaning set forth in Section 24(a).

          "Exempted Person" shall mean any Person who or which would otherwise be an Acquiring Person but whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the Common Stock would not, as determined by the Board of Directors in its sole discretion, jeopardize, endanger or limit (in timing or amount) the availability to the Company of its Tax Benefits, at any time prior to the time at which the Company's right of redemption expires pursuant to Section 23(a); provided, however, that such a Person will cease to be an "Exempted Person" and will become an "Acquiring Person" if the Board of Directors subsequently makes a contrary determination.

          "Exempted Transaction" shall mean any transaction that the Board of Directors determines, in its sole discretion, is an "Exempted Transaction," which determination shall be irrevocable.

          "Expiration Date" shall have the meaning set forth in Section 7(a).

          "Final Expiration Date" shall have the meaning set forth in Section 7(a).

          "Grandfathered Person" shall mean any Person who would otherwise be an Acquiring Person as of the date of this Agreement; provided, however, that such Person shall cease to be a "Grandfathered Person" at such time as the Beneficial Ownership of Common Stock of such Person increases without the Prior Written Approval of the Company, other than any increase pursuant to or as a result of (i) a reduction in the amount of Common Stock outstanding, (ii) any unilateral grant of any Common Stock by the Company, (iii) any issuance of Common Stock by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of Common Stock are treated equally or (v) any Exempted Transaction.

          "OTCBB" shall have the meaning set forth in Section 11(d)(i).

          "Person" shall mean any individual, firm, limited liability company, corporation, partnership, trust or other entity and shall include any successor (by merger or otherwise) of such entity.

          "Preferred Stock" shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

          "Prior Written Approval of the Company" shall mean prior express written consent of the Company to the action in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the Board of Directors.

          "Purchase Price" shall have the meaning set forth in Section 4(a).

          "Record Date" shall have the meaning set forth in the recitals of this Agreement.

          "Redemption Price" shall have the meaning set forth in Section 23(a).

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          "Rights" shall have the meaning set forth in the recitals of this Agreement.

          "Rights Agent" shall have the meaning set forth in the preamble of this Agreement.

          "Rights Certificates" shall have the meaning set forth in Section 3(a).

          "Rights Dividend Declaration Date" shall have the meaning set forth in the recitals of this Agreement.

          "Section 11(a)(ii) Event" shall mean the event described in Section 11(a)(ii).

          "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii).

          "Section 382" shall mean Section 382 of the Code or any successor or replacement provision."

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Spread" shall have the meaning set forth in Section 11(a)(iii).

          "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person; provided that if a Person is determined to be an Exempted Person (and as a result such Person is not an Acquiring Person), then the Stock Acquisition Date that otherwise shall have occurred shall be deemed not to have occurred.

          "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

          "Substitution Period" shall have the meaning set forth in Section 11(a)(iii).

          "Summary of Rights" shall have the meaning set forth in Section 3(b).

          "Tax Benefits" shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382, of the Company or any of its Subsidiaries and any other attribute the benefit of which is subject to possible limitation under Section 382 or Section 383 of the Code.

          "Trading Day" shall have the meaning set forth in Section 11(d)(i).

          "Treasury Regulations" shall mean the final, temporary and proposed regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

          "Triggering Event" shall mean a Section 11(a)(ii) Event.

          "Trust" shall have the meaning set forth in Section 24(a).

          "Trust Agreement" shall have the meaning set forth in Section 24(a).

        Section 2.    Appointment of Rights Agent.    The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

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        Section 3.    Issue of Rights Certificates.

          (a)   Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (or, in the case of uncertificated Common Stock by the book-entry account that evidences record ownership of such Common Stock) (which certificates or book-entries for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates (or book entries) and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). The Company must promptly notify the Rights Agent of a Distribution Date and request its transfer agent to give the Rights Agent a stockholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Date and receives such information, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

          (b)   The Company will make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit C (the "Summary of Rights"), to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof. With respect to uncertificated Common Stock outstanding as of the Record Date or which becomes outstanding subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by the book-entry account that evidences record ownership of such Common Stock in the name of the holders thereof. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, a transfer recorded in the book-entry accounts that evidence record ownership) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

          (c)   Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in

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  Section 22, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

    This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Section 382 Rights Agreement between Broadwind Energy, Inc. (the "Company") and Wells Fargo Bank, National Association (the "Rights Agent") dated as of February 12, 2013, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights (as defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who or which is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void. With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by certificates or by book-entries that evidence record ownership shall be evidenced by such certificates and book-entries alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates and book-entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

        Section 4.    Form of Rights Certificates.

          (a)   The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate (or, with respect to uncertificated shares of Common Stock, dated the date of issuance of the shares indicated in the books of the registrar and transfer agent) evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment from time to time as provided in Section 11.

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          (b)   Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom such Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

    The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

        The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e).

        Section 5.    Countersignature and Registration.

          (a)   The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned manually or by facsimile signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

          (b)   Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

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        Section 6.    Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

          (a)   Subject to the provisions of Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

          (b)   Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company will prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

        Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

          (a)   Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on February 22, 2016 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors

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  determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the date on which the Inspector of Election for the Company's 2013 Annual Meeting of Stockholders certifies that the vote on this Agreement at such meeting (with the required vote for such approval to be described in the Company's proxy statement relating to such Annual Meeting) reflects that stockholder approval of the Agreement has not been received (the earliest of (i), (ii), and (iii), (iv), (v) and (vi) being herein referred to as the "Expiration Date").

          (b)   The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $14.00, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

          (c)   Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

          (d)   In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

          (e)   Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a) (ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes

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  such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company's failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

          (f)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

        Section 8.    Cancellation and Destruction of Rights Certificates.    All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain (i) in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to rights certificates cancelled or destroyed by the Rights Agent.

        Section 9.    Reservation and Availability of Capital Stock.

          (a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), will be sufficient to permit the exercise in full of all outstanding Rights.

          (b)   So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the

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  Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

          (c)   The Company shall use its best efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, and a Section 11(a)(ii) Event has not occurred, the Company may temporarily suspend (and shall give the Rights Agent prompt notice thereof) the exercisability of Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

          (d)   The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

          (e)   The Company further covenants and agrees that it will pay, when due and payable, any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

        Section 10.    Preferred Stock Record Date.    Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the

11

case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.    The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a)   (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

           (ii)  Subject to Section 24, in the event any Person becomes an Acquiring Person, then each holder of a Right (except as provided below and in Section 7(e)) shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and (y) dividing that product (which, following such first occurrence shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

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          (iii)  In the event that the number of shares of Common Stock which are authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have substantially the same value or economic rights as shares of Common Stock (such shares or units of shares of preferred stock, "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term "Spread" shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the "Substitution Period"). To the extent the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price (as determined pursuant to Section 11(d)) per share of Common Stock on the Section 11(a)(ii) Trigger Date and the value of any "Common Stock Equivalent" shall be deemed to equal the Current Market Price (as determined pursuant to Section 11(d)) per share of the Common Stock on such date.

          (b)   In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("Equivalent Preferred Stock")) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred

13

  Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c)   In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d)) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

          (d)   (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the "Current Market Price" per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily closing prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities

14

  convertible into shares of such common stock (or other security) (other than the Rights), or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the "Current Market Price" shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date. The closing price per share of common stock (or other security) of an issuer for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such shares of common stock (or other security) are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service (the "OTCBB") or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board of Directors. If on any such date no market maker is making a market in such common stock (or other security), the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which shares of an issuer's common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day. If an issuer's shares of common stock (or other security) are not publicly held or not so listed or traded, "Current Market Price" per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

           (ii)  For the purpose of any computation hereunder, the "Current Market Price" per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the "Current Market Price" per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, "Current Market Price" per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the "Current Market Price" of one one-thousandth of a share of Preferred Stock shall be equal to the "Current Market Price" of one share of Preferred Stock divided by 1,000.

          (e)   Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of

15

  this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

          (f)    If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

          (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i)    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights

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  Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

          (j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

          (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

          (l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

          (m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

          (n)   The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

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          (o)   The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

          (p)   In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

        Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.     Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

        Section 13.    [Reserved].

        Section 14.    Fractional Rights and Fractional Shares.

          (a)   The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Rights are not listed or admitted to trading on the NASDAQ Stock Market, as reported to the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by OTCBB or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

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          (b)   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

          (c)   Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock or other securities. In lieu of fractional shares of Common Stock or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock or other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock or other security shall be the closing price of one share of Common Stock or such other security, as applicable, (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

          (d)   The holder of a Right by the acceptance of the Rights expressly waives such holder's right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

          (e)   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.

        Section 15.    Rights of Action.     All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

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        Section 16.    Agreement of Rights Holders.     Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

          (a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

          (b)   after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

          (c)   subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificates, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

          (d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use commercially reasonable efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

        Section 17.    Rights Certificate Holder Not Deemed a Stockholder.     No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

        Section 18.    Concerning the Rights Agent.

          (a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending against any claim of liability.

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          (b)   The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.

        Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

          (a)   Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

          (b)   In case at any time the name of the Rights Agent shall be changed, and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        Section 20.    Duties of Rights Agent.     The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

          (a)   Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of "Current Market Price") be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any of the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of

21

  any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c)   The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

          (d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          (f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary or Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer.

          (h)   The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

          (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

          (j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

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          (k)   If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        Section 21.    Change of Rights Agent.     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or of the State of Illinois or the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of Illinois or the State of New York), in good standing, having an office or agency in the State of Illinois or the State of New York, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (ii) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        Section 22.    Issuance of New Rights Certificates.     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of share options or under any employee plan or arrangement, granted or awarded prior to the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the

23

Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

        Section 23.    Redemption and Termination.

          (a)   The Board of Directors may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the "Current Market Price", as defined in Section 11(d)(i), of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

          (b)   Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a), evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

        Section 24.    Exchange.

          (a)   The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. Before effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the "Trust Agreement"). If the Board of Directors so directs, the Company shall enter into the Trust

24

  Agreement and shall issue to the trust created by such agreement (the "Trust") all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

          (b)   Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt notice thereof to the Rights Agent) of any exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Prior to effecting an exchange and registering shares of Common Stock (or such other securities) in any Person's name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e).

          (c)   In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock, as such term is defined in paragraph (b) of Section 11) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

          (d)   In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

          (e)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant

25

  to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

        Section 25.    Notice of Certain Events.

          (a)   In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

          (b)   In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

        Section 26.    Notices.     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

  Broadwind Energy, Inc.
  3240 South Central Avenue
  Cicero, Illinois 60804
  Attention: Corporate Secretary
  Facsimile No.: (708) 780-4801

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be

26

sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission as follows:

  Wells Fargo Shareowner Services
  1110 Centre Pointe Curve, Suite 101
  Mendota Heights, Minnesota 55120
  Attention: Manager, Relationship Management
  Facsimile No.: (651) 450-4078

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

        Section 27.    Supplements and Amendments.     The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and (b) on or after the Stock Acquisition Date, to make any changes that the Company may deem necessary or desirable (i) that shall not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Affiliate or Associate thereof or transferee of any Acquiring Person or any Affiliate or Associate thereof) or (ii)(A) in order to cure any ambiguity or (B) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation. Any supplement or amendment authorized by this Section 27 shall be evidenced by a writing signed by the Company and the Rights Agent. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing provided that the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, immunities or obligations under this Agreement.

        Section 28.    Successors.     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        Section 29.    Determination and Actions by the Board of Directors, etc.     The Board of Directors, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

        Section 30.    Benefits of this Agreement.     Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

27

        Section 31.    Severability.     If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

        Section 32.    Governing Law; Submission to Jurisdiction.     This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 32 has a reasonable relation to this Agreement and to such Persons' relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 32. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 32. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

        Section 33.    Counterparts.     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        Section 34.    Descriptive Headings; Interpretation.     Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

* * * * * * *

28

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

Attest:			BROADWIND ENERGY, INC.
By:	/s/ DAVID W. FELL		By:	/s/ PETER C. DUPREY
	Name:	David W. Fell		Name:	Peter C. Duprey
	Title:	Assistant Secretary		Title:	President and Chief Executive Officer
Attest:			WELLS FARGO, NATIONAL ASSOCIATION
By:	/s/ JENNIFER LENO		By:	/s/ ERIK AMUNDSON
	Name:	Jennifer Leno		Name:	Erik Amundson
	Title:	Vice President		Title:	Officer

29

Exhibit A

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

BROADWIND ENERGY, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

        The undersigned do hereby certify that the following resolution was duly adopted by the Board of Directors of Broadwind Energy, Inc., a Delaware corporation (the "Corporation"), on February 12, 2013:

        RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the "Board of Directors") by the Certificate of Incorporation, as amended (the "Charter"), the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock, par value $0.001 per share, of the Corporation, to be designated "Series A Junior Participating Preferred Stock" (hereinafter referred to as the "Series A Preferred Stock"), initially consisting of 30,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Charter shall be deemed to have the meanings provided therein):

        Section 1.    Designation and Amount.     The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" and the number of shares constituting such series shall be 30,000.

        Section 2.    Dividends and Distributions.

        (A)  Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock, par value $0.001 per share, of the Corporation (the "Common Stock") or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after February 12, 2013 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (B)  The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

        (C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

        Section 3.    Voting Rights.

        The holders of shares of Series A Preferred Stock shall have the following voting rights:

        (A)  Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (B)  Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

        (C)  (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to or greater than six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Preferred Stock) with dividends in arrears in an amount equal to or greater than six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

           (ii)  During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting rights. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Preferred Stock.

          (iii)  Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 50 days after such order or request, or in default of the calling of such meeting within 50 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 50 days immediately preceding the date fixed for the next annual meeting of the stockholders.

          (iv)  In any default period, the holders of Common Stock, and, if applicable, other classes of capital stock of the Corporation, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of capital stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include

  Directors appointed by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

           (v)  Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Charter or by-laws of the Corporation irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or by-laws of the Corporation). Any vacancies on the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

        (D)  Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        Section 4.    Certain Restrictions.

        (A)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

            (i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

           (ii)  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii)  redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv)  purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of capital stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

        (B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5.    Reacquired Shares.

        Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

        Section 6.    Liquidation, Dissolution or Winding Up.

        (A)  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series A Preferred Stock, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

        (B)  In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

        (C)  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 7.    Consolidation, Merger, etc.

        In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of capital stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 8.    No Redemption.

        The shares of Series A Preferred Stock shall not be redeemable.

        Section 9.    Ranking.

        The Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series shall provide otherwise.

        Section 10.    Amendment.

        The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

        Section 11.    Fractional Shares.

        Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

        IN WITNESS WHEREOF, Broadwind Energy, Inc. has caused this certificate to be signed by                              , its        , and the same to be attested to by                    , its          , this        day of                        ,        .

BROADWIND ENERGY, INC.
By:
Name:
Title:

Attest:

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

        NOT EXERCISABLE AFTER FEBRUARY 12, 2016 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE SECTION 382 RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID. THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE SECTION 382 RIGHTS AGREEMENT.

Rights Certificate

BROADWIND ENERGY, INC.

        This certifies that                              , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of February 12, 2013 (the "Rights Agreement"), between Broadwind Energy, Inc., a Delaware corporation (the "Company"), and Wells Fargo, National Association (the "Rights Agent"), to purchase from the Company at any time prior to the Expiration Date (as defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of the Company, at a purchase price of $        per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of                        , 20    , based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

        Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

        As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

        This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

        This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at its option at a redemption price of $0.001 per Right or (ii) exchanged in whole or in part for shares of Common Stock or other securities of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

        No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

        No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

        This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                        ,

ATTEST:	BROADWIND ENERGY, INC.
Secretary	By:	Name: Title:

Countersigned:

WELLS FARGO, NATIONAL ASSOCIATION
By:	Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                                 hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                    Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                    ,

Signature

Signature Medallion Guaranteed:

Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

          (1)   this Rights Certificate [  ] is [  ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

          (2)   after due inquiry and to the best knowledge of the undersigned, the undersigned [  ] did [  ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature

Signature Medallion Guaranteed:

NOTICE

        The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO: BROADWIND ENERGY, INC.

        The undersigned hereby irrevocably elects to exercise            Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

Dated:                                    ,

Signature

Signature Medallion Guaranteed:

Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

          (1)   the Rights evidenced by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

          (2)   after due inquiry and to the best knowledge of the undersigned, the undersigned [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature

Signature Medallion Guaranteed:

NOTICE

        The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

 Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

        On February 12, 2013, the board of directors of Broadwind Energy, Inc. ("Broadwind") adopted a Section 382 stockholders rights plan and declared a dividend distribution of one right for each outstanding share of our common stock to stockholders of record at the Close of Business on February 22, 2013. Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $14.00 per right, subject to adjustment. Broadwind intends to submit the rights plan for the approval of its stockholders at the 2013 Annual Meeting of Stockholders. The description and terms of the rights are set forth in a Section 382 Rights Agreement between us and Wells Fargo Bank, N.A., as rights agent.

        The board of directors adopted the rights plan in an effort to protect shareholder value by attempting to protect against a possible limitation on Broadwind's ability to use its net operating loss carryforwards (the "NOLs") and certain other tax benefits to reduce potential future U.S. federal income tax obligations. If Broadwind experiences an "ownership change," as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated by the United States Department of the Treasury thereunder (the "Treasury Regulations"), its ability to fully utilize the NOLs and certain other tax benefits on an annual basis will be substantially limited, and the timing of the usage of the NOLs and such other benefits could be substantially delayed, which could therefore significantly impair the value of those benefits.

        The rights plan is intended to act as a deterrent to any person or group, together with its affiliates and associates, being or becoming the beneficial owner of 4.9% or more of common stock (such person or group is referred to as an "acquiring person"). A person shall be deemed to be a "beneficial owner" of, and shall be deemed to "beneficially own," any securities that such person is deemed to constructively own under Section 382 of the Code and the Treasury Regulations thereunder (including pursuant to the "option" rules of Treasury Regulation Section 1.382-4), that such person would be deemed to own together with any other persons as a single "entity" under Treasury Regulations Section 1.382-3(a)(1), or that otherwise would be aggregated with securities owned by such person pursuant to Section 382 of the Code and the Treasury Regulations thereunder. The term "acquiring person" does not include:

  •
  Broadwind;

  •
  any subsidiary of Broadwind;

  •
  any employee benefit plan of Broadwind or of any subsidiary of Broadwind;

  •
  any person organized, appointed or established by Broadwind for or pursuant to the terms of any such plan;

  •
  any grandfathered person (as defined below);

  •
  any exempted person (as defined below);

  •
  any person or group who becomes the beneficial owner of 4.9% or more of the outstanding common stock as a result of an "exempted transaction"; or

  •
  any person whom or which the board of directors in good faith determines has inadvertently acquired beneficial ownership of 4.9% or more of outstanding common stock, so long as such person promptly enters into, and delivers to Broadwind, an irrevocable commitment to divest as promptly as practicable, and thereafter divests as promptly as practicable a sufficient number of shares of common stock so that such person would no longer be a beneficial owner of 4.9% or more of outstanding common stock.

        A stockholder who together with its affiliates and associates beneficially owned 4.9% or more of common stock as of February 12, 2013 is deemed not to be an "acquiring person," so long as such stockholder does not acquire any additional shares of common stock without the prior written approval of Broadwind, other than pursuant to or as a result of (a) a reduction in the amount of common stock outstanding; (b) any unilateral grant of any common stock by Broadwind or (c) any issuance of common stock by Broadwind or any share dividend, share split or similar transaction effected by Broadwind in which all holders of common stock are treated equally. Such a stockholder is a "grandfathered person" for purposes of the rights plan.

        The board of directors of Broadwind may, in its sole discretion, exempt any person or group who would otherwise be an acquiring person from being deemed an acquiring person for purposes of the rights plan if it determines at any time prior to the time at which the rights are no longer redeemable that the beneficial ownership of such Person would not jeopardize, endanger or limit (in timing or amount) the availability of Broadwind's NOLs and other tax benefits. Any such person or group is an "exempted person" under the rights plan. The board of directors, in its sole discretion, may subsequently make a contrary determination and such person would then become an acquiring person.

        An "exempted transaction" is a transaction that the board of directors determines is an exempted transaction and, unlike the determination of an exempted person, such determination is irrevocable.

        Initially, the rights are associated with our common stock and evidenced by common stock certificates or, in the case of uncertificated shares of common stock, the book-entry records evidencing the common stock, and are transferable with and only with the underlying shares of common stock. Subject to certain exceptions, the rights become exercisable and trade separately from the common stock only upon the "distribution date", which occurs upon the earlier of:

  •
  ten days following a public announcement (such date, the "stock acquisition date") that a person or group of affiliated or associated persons at any time after the close of business on February 12, 2013 (the "measurement date") has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of our outstanding shares of common stock (any such person or group of affiliated or associated persons being referred to herein as an "acquiring person") (unless, prior to the expiration of Broadwind's right to redeem the rights, such person or group is determined by the board of directors to be an "exempted person," in which case the stock acquisition date will be deemed not to have occurred); or

  •
  ten business days (or later date if determined by our board of directors prior to such time as any person or group becomes an acquiring person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an acquiring person.

        In addition, if Broadwind's board of directors determines in good faith that a person became an acquiring person inadvertently and such person divests as promptly as practicable a sufficient number of shares of common stock so that such person would no longer be an acquiring person, then such person will not be deemed to be an acquiring person.

        Until the distribution date, the surrender for transfer of any shares of common stock outstanding will also constitute the transfer of the rights associated with those shares.

        As soon as practicable after the distribution date, separate certificates or book-entry statements will be mailed to holders of record of our common stock as of the close of business on the distribution date. From and after the distribution date, the separate rights certificates or book-entry records alone will represent the rights. Except as otherwise provided in the Section 382 Rights Agreement, only shares of common stock issued prior to the distribution date will be issued with rights.

        The rights are not exercisable until the distribution date and, unless earlier redeemed or exchanged by us as described below, will expire upon the earliest of:

  •
  the close of business on February 22, 2016;

  •
  the time at which the rights are redeemed;

  •
  the time at which the rights are exchanged;

  •
  the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the board of directors of Broadwind determines that the rights plan is no longer necessary or desirable for the preservation of certain tax benefits;

  •
  the close of business on the first day of a taxable year of Broadwind to which the board of directors of Broadwind determines that certain tax benefits may not be carried forward; and

  •
  the close of business on the first business day following the date on which the Inspector of Election for Broadwind's 2013 Annual Meeting of Stockholders certifies that the vote on the Section 382 Rights Agreement at such meeting reflects that stockholder approval has not been received.

        In the event that a person or group becomes an acquiring person (a "flip-in event"), each holder of a right (other than any acquiring person and certain related parties, whose rights automatically become null and void) will have the right to receive, upon exercise, common stock having a value equal to two times the exercise price of the right. If an insufficient number of shares of common stock is available for issuance, then our board of directors would be required to substitute cash, property or other securities of Broadwind for the common stock. The rights may not be exercised following a flip-in event while Broadwind has the ability to cause the rights to be redeemed, as described later in this summary.

        For example, at an exercise price of $14.00 per right, each right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $28.00 worth of common stock (or other consideration, as noted above) for $14.00. Assuming that the common stock had a per share value of $3.50 at that time, the holder of each valid right would be entitled to purchase eight shares of common stock for $14.00.

        The exercise price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

  •
  in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock;

  •
  if holders of the preferred stock are granted certain rights, options or warrants to subscribe for preferred stock or convertible securities at less than the current market price of the preferred stock; or

  •
  upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

        With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of preferred stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred stock on the last trading day prior to the date of exercise.

        In general, Broadwind may redeem the rights in whole, but not in part, at a price of $0.001 per right (subject to adjustment and payable in cash, common stock or other consideration deemed appropriate by our board of directors) at any time until ten days following the stock acquisition date. Immediately upon the action of the board of directors authorizing any redemption, the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

        At any time after there is an acquiring person and prior to the acquisition by the acquiring person of 50% or more of the outstanding shares of our common stock, we may exchange the rights (other than rights owned by the acquiring person which will have become void), in whole or in part, at an exchange ratio of one share of common stock, or one one-thousandth of a share of preferred stock (or of a share of a class or series of our preferred stock having equivalent rights, preferences and privileges), per right (subject to adjustment).

        Until a right is exercised, its holder will have no rights as a stockholder of Broadwind, including the right to vote or to receive dividends. While the distribution of the rights will not result in the recognition of taxable income by us or our stockholders, stockholders may, depending upon the circumstances, recognize taxable income after a triggering event.

        Broadwind and the rights agent may from time to time amend or supplement the Section 382 Rights Agreement without the consent of the holders of the rights. After the stock acquisition date, however, no amendment can materially adversely affect the interests of the holders of the rights (other than the acquiring person or any affiliate or associate thereof).

        A copy of the Section 382 Rights Agreement is available free of charge from us. This description of the rights does not purport to be complete and is qualified in its entirety by reference to the Section 382 Rights Agreement, which is incorporated herein by reference.

BARCODE 1 OF 2 12 15 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000162861_1 R1.0.0.51160 BROADWIND ENERGY, INC. BROADWIND ENERGY, INC. ATTN: CORPORATE SECRETARY 3240 SOUTH CENTRAL AVENUE CICERO, IL 60804 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Annual Meeting March 06, 2013 May 02, 2013 May 02, 2013 8:00 AM CDT 3240 South Central Avenue Cicero, IL 60804

Internal Use Only Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX XXXX XXXX 0000162861_2 R1.0.0.51160 1. Notice & Proxy Statement 2. and Annual Report on Form 10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2013 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 Voting items 0000162861_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Charles H. Beynon 02 Peter C. Duprey 03 William T. Fejes, Jr. 04 Terence P. Fox 05 David P. Reiland 06 Thomas A. Wagner The Board of Directors recommends you vote FOR proposals 2 through 4. 2. To cast a non-binding advisory vote approving the Company's executive compensation. 3. To approve the adoption of a Section 382 rights plan designed to preserve the Company's substantial amount of net operating loss carry forwards and other tax benefits. 4. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2013. NOTE: To consider and act upon such other matters as may properly come before the Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof.

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Reserved for Broadridge Internal Control Information Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 0000162861_4 R1.0.0.51160

1 1 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000162904_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Charles H. Beynon 02 Peter C. Duprey 03 William T. Fejes, Jr. 04 Terence P. Fox 05 David P. Reiland 06 Thomas A. Wagner BROADWIND ENERGY, INC. ATTN: CORPORATE SECRETARY 3240 SOUTH CENTRAL AVENUE CICERO, IL 60804 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 through 4. For Against Abstain 2. To cast a non-binding advisory vote approving the Company's executive compensation. 3. To approve the adoption of a Section 382 rights plan designed to preserve the Company's substantial amount of net operating loss carry forwards and other tax benefits. 4. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2013. NOTE: To consider and act upon such other matters as may properly come before the Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000162904_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report on Form 10-K is/are available at www.proxyvote.com . BROADWIND ENERGY, INC. Annual Meeting of Stockholders MAY 2, 2013 8:00 AM CENTRAL DLT This proxy is solicited by the Board of Directors The undersigned hereby appoints Peter C. Duprey and Stephanie K. Kushner and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this proxy card, all the shares of Broadwind Energy, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2-4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Continued and to be signed on reverse side